UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska  68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 6/30/13

Item 1.  Reports to Stockholders.

SCA ABSOLUTE RETURN FUND

INVESTOR SHARES - SCARX

SCA DIRECTIONAL FUND

INVESTOR SHARES - SCADX

ANNUAL REPORT

June 30, 2013

1-855-282-1100

www.sca-funds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the SCA Absolute Return Fund and the SCA Directional Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Shareholder Letter for the June 30, 2013 Annual Report

SCA Absolute Return Fund (SCARX)

SCA Directional Fund (SCADX)

Investment Philosophy

SCARX

The Fund's investment objective is to generate positive absolute returns with less volatility than traditional equity markets.  The Fund's investment policy targets capital appreciation with an emphasis on capital preservation.

SCADX

The Fund's investment objective is to generate returns similar to equities with less volatility than traditional equity markets.  The Fund's investment policy targets diverse investments in the global securities markets using tactical and hedging strategies.

Performance Summary

For the fiscal year ended June 30, 2013, the SCA Absolute Return Fund returned +2.21% compared to +5.51% for the HFRX Global Hedge Fund index.  The Fund trailed the benchmark for the fiscal year mostly due to lower overall net exposure to equities and hedges, especially in Q1 of 2013, when the equity markets rallied.  The Fund had maintained a more defensive position towards the end of 2012 based on concern regarding the “fiscal cliff”.

For the fiscal year ended June 30, 2013, the SCA Directional Fund returned +7.11% compared to +8.33% for the HFRX Equity Hedge Index.  The Fund also trailed the benchmark for the fiscal year due to slightly lower overall net equity exposure, primarily in Q1 of 2013.

We have provided a more detailed explanation of the SCA Funds’ performance during the fiscal year ended June 30, 2013 below.

Q3 2012

Equity markets were strong during the third quarter of 2012 as markets correctly anticipated an additional round of quantitative easing (QE3) by the Federal Reserve (the “Fed”). The Fed’s commitment to expand the money supply into the foreseeable future helped to alleviate investor’s concerns over a potential economic slowdown.  Equity markets also reacted positively to optimism for a resolution in Europe, although it is apparent that a significant economic slowdown was under way.  The SCA Funds benefited from exposure to equities, credit and global macro strategies during the quarter and outperformed their respective benchmarks.  For the quarter, SCARX returned +2.02% compared to +1.45% for the HFRX Global Hedge Fund Index and SCADX returned +2.69% compared to +2.18 for the HFRX Equity Hedge Index.

Q4 2012

During the fourth quarter of 2012, markets experienced volatile swings as investors dealt with a variety of issues ranging from the US elections to concerns over whether or not Congress and the President would agree on legislation to avoid the “fiscal cliff”, a combination of tax hikes and spending cuts that could send an already fragile economy into a recession.  In the end, a volatile quarter finished with equity markets in slightly negative territory and fixed income markets with a nominal gain.   The SCA Funds were relatively flat during the fourth quarter as gains from equity exposures were off-set by losses from managed futures and global macro strategies.  For the quarter, SCARX returned -0.51% compared to +0.80% for the HFRX Global Hedge Fund Index and SCADX returned +0.12% compared to +1.37% for the HFRX Equity Hedge Index.

Q1 2013

Although a resolution to the fiscal cliff was not reached until the early morning of New Year’s Day, the US stock market rallied significantly during the first quarter of 2013 as fears from looming tax hikes subsided and concern of a budget sequestration was pushed down the road.  Investors rushed into equities and pushed US stock indices close to all-time highs.  However, the end of the quarter brought a reminder that uncertain economic situations still exist in Europe as Cyprus required a bailout that involved the seizure of funds from many depositors.  The SCA Funds were positive during the first quarter of 2013 as exposures to equities and credit positions benefited both SCA Funds.  Overall gains were partially off-set by losses from hedges, including long volatility positions, especially in SCARX.  The Funds trailed their benchmarks during the quarter due to lower overall net equity exposures and hedges as compared to the benchmarks.  For the quarter, SCARX returned +1.40% compared to +3.13% for the HFRX Global Hedge Fund Index and SCADX returned +3.40% compared to +5.14% for the HFRX Equity Hedge Index.

Q2 2013

Equity markets continued to advance during the second quarter of 2013.  However, a significant portion of those gains were reversed when investors reacted negatively to Federal Reserve Chairman Ben Bernanke’s comments before Congress on May 22nd when he indicated that the Fed may begin tapering its quantitative easing program during the second half of 2013. The bond market also reacted negatively to those comments causing the Barclays US Aggregate Bond Index to decline 2.32% for the quarter.  The SCA Funds produced mixed results during the second quarter with SCARX producing a slight loss and SCADX producing a slight gain. SCARX’s loss for the quarter was mostly related to credit strategies with the overall loss being partially off-set by exposures to equity strategies.  SCADX benefited from a higher exposure to equities and lower exposure to credit strategies during the quarter. The Funds also produced mixed results compared to their benchmarks as SCARX trailed its benchmark and SCADX outperformed its benchmark during the quarter.   For the quarter, SCARX returned -0.69% compared to +0.03% for the HFRX Global Hedge Fund Index and SCADX returned +0.75% compared to -0.52% for the HFRX Equity Hedge Index.

Outlook

Although Fed Chairman Ben Bernanke was able to calm global markets regarding the “tapering” of quantitative easing as we enter the second half of 2013, we think the markets are now preparing for the eventual winding down of monetary stimulus that will most likely result in higher interest rates.  We believe the main question will be whether or not the US economy will continue to gain momentum as the Fed begins to pull back and allow the market to dictate interest rates.  For this reason, we expect volatility to increase during the second half of 2013 and into 2014 as the market looks for indications on how the economy is responding.  Against this back-drop, we continue to be positioned more directionally through a slightly greater long equity bias in SCADX but have taken a more defensive posture in SCARX by reducing overall net equity exposure.   We continue to manage both SCARX and SCADX to complement each other while providing a diversified, multi-strategy, multi-manager alternative investment product.

Best regards,

Gary Price, Managing Director

Genesis Capital LLC

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The HFRX Indices are compiled by Hedge Fund Research, Inc. and are not investable products. Investors cannot invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.  Investors cannot invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

1945-NLD-8/8/2013

SCA Absolute Return Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through June 30, 2013*

	One Year	Since Inception*
SCA Absolute Return Fund	2.21%	0.71%
HFRX Global Hedge Fund Index**	5.51%	2.08%

________________

     * The Fund commenced operations on September 8, 2011.

**The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 3.86%  per the October 29, 2012 Prospectus.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-855-282-1100.

PORTFOLIO COMPOSITION* (Unaudited)

SCA ABSOLUTE RETURN FUND
Common Stocks	38.6%
Bonds & Notes	19.8%
Mutual Funds	13.6%
Exchange Traded Funds	10.7%
Private Notes	9.1%
Hedge Funds	7.9%
Options Purchased	0.3%
100.0%

*Based on Portfolio Market Value of Investments as of June 30, 2013.

SCA Absolute Return Fund
PORTFOLIO OF INVESTMENTS
June 30, 2013
Shares		Value
	COMMON STOCKS - 30.4%
	AGRICULTURE - 0.2%
1,225	Philip Morris International, Inc. ^	$ 106,110

	APPAREL - 0.7%
2,020	Coach, Inc.	115,322
1,740	Hanesbrands, Inc. ^	89,471
3,419	Sketchers U.S.A., Inc. - Cl. A ^*	82,090
343	VF Corp. ^	66,220
		353,103
	AUTO MANUFACTURERS - 0.1%
900	General Motors Co. ^*	29,979
2,893	Wabash National Corp. ^*	29,451
		59,430
	AUTO PARTS & EQUIPMENT - 0.1%
948	Delpi Automotive PLC ^	48,054

	BANKS - 1.3%
3,420	Banco Latinoamericano de Comercio Exterior SA	76,574
10,080	Bank of America Corp.	129,629
2,650	Citigroup, Inc.	127,121
300	Goldman Sachs Group, Inc. ^	45,375
1,100	Morgan Stanley ^	26,873
1,119	Nothern Trust Corp. ^	64,790
12,500	Regions Financial Corp.	119,125
1,824	US Bancorp ^	65,937
		655,424
	BEVERAGES - 0.6%
950	Beam, Inc. ^	59,954
1,614	Coca-Cola Co. ^	64,738
3,415	Embotelladora Andina SA	117,408
578	PepsiCo, Inc. ^	47,275
		289,375
	BIOTECHNOLOGY - 0.1%
5,929	Amarin Corp. PLC - ADR ^*	34,388

	BUILDING MATERIALS - 0.4%
971	Lennox International, Inc. ^	62,668
4,060	Simpson Manufacturing Co., Inc.	119,445
150	Vulcan Materials Co. ^	7,262
		189,375
	CHEMICALS - 1.0%
1,817	Air Products & Chemicals, Inc. ^	166,383
710	CF Industries Holdings, Inc.	121,765
1,214	El du Pont de Nemours & Co. ^	63,735
1,604	Olin Corp. ^	38,368

The accompanying notes are an integral part of these financial statements.

SCA Absolute Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	CHEMICALS - 1.0% (Continued)
4,040	RPM International, Inc.	$ 129,038
		519,289
	COMMERCIAL SERVICES - 1.0%
945	Automatic Data Processing, Inc. ^	65,073
3,595	Great Lakes Dredge & Dock Corp. ^	28,113
4,189	Korn/Ferry International ^*	78,502
5,685	Monster Worldwide, Inc. ^*	27,913
477	PAREXEL International Corp. ^*	21,913
1,424	Quanta Services, Inc. ^*	37,679
5,000	Vantiv, Inc. ^*	138,000
6,800	Western Union Co.	116,348
		513,541
	COMPUTERS - 1.4%
1,275	Apple, Inc. ^	505,002
7,500	EMC Corp. ^ #	177,150
539	Western Digital Corp. ^	33,467
		715,619
	COSMETICS/PERSONAL CARE - 0.1%
837	Procter & Gamble Co. ^	64,441

	DISTRIBUTION/WHOLESALE - 0.1%
293	Watsco, Inc. ^	24,600

	DIVERSIFIED FINANCIAL SERVICES - 2.1%
2,400	American Express Co. ^ #	179,424
311	Ellie Mae, Inc. ^*	7,178
37,612	Ellington Financial LLC ^	857,930
839	Outerwall, Inc. ^*	49,224
		1,093,756
	ELECTRIC - 0.5%
1,162	Dominion Resources, Inc. ^	66,025
968	Duke Energy Corp. ^	65,340
1,482	Southern Co. ^	65,401
2,275	Xcel Energy, Inc. ^	64,473
		261,239
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
1,060	Hubbell, Inc. - Class B	104,940
900	Littelfuse, Inc.	67,149
		172,089
	ELECTRONICS - 0.4%
822	Honeywell International, Inc. ^	65,217
881	OSI Systems, Inc. ^*	56,754
2,460	TE Connectivity Ltd.	112,028
		233,999
	ENTERTAINMENT - 0.2%
7,375	Scientific Games Corp. ^*	82,969

The accompanying notes are an integral part of these financial statements.

SCA Absolute Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	ENVIRONMENTAL CONTROL - 0.1%
1,619	Waste Management, Inc. ^	$ 65,294

	FOOD - 0.1%
2,220	Mondelez International, Inc. ^	63,337

	FOREST PRODUCTS & PAPER - 0.2%
1,464	International Paper Co. ^	64,870
887	MeadWestvaco Corp. ^	30,256
		95,126
	HEALTHCARE-PRODUCTS - 0.4%
2,903	Cynosure, Inc. - Cl. A ^*	75,420
6,019	Guided Therapeutics, Inc. ^*	4,117
3,520	Patterson Cos, Inc.	132,352
		211,889
	HOME BUILDERS - 0.4%
5,480	Brookfield Residential Properties, Inc. *	120,889
2,540	Lennar Corp. ^	91,542
365	Winnebago Industries, Inc. ^*	7,661
		220,092
	HOME FURNISHINGS - 0.1%
2,024	La-Z-Boy, Inc. ^	41,026

	INSURANCE - 1.0%
338	Alleghany Corp. *	129,559
1,217	American International Group, Inc. ^*	54,400
1,013	Aon PLC ^	65,187
2,500	Arthur J Gallagher & Co.	109,225
2,377	Assured Guaranty Ltd. ^	52,436
761	Chubb Corp. ^	64,418
2,300	Horace Mann Educators Corp.	56,074
		531,299
	INTERNET - 0.2%
1,100	AOL, Inc. ^ #	40,128
1,214	F5 Networks, Inc. ^*	83,523
		123,651
	LEISURE TIME - 0.1%
556	Harley-Davidson, Inc. ^	30,480

	LODGING - 0.2%
4,200	Home Inns & Hotels Management, Inc. ^*	112,182

	MACHINERY-CONSTRUCTION & MINING - 0.2%
1,520	Caterpillar, Inc.	125,384

	MACHINERY-DIVERSIFIED - 0.5%
2,133	Briggs & Stratton Corp. ^	42,233
1,180	Deere & Co.	95,875
4,710	Xylem, Inc.	126,887
		264,995

The accompanying notes are an integral part of these financial statements.

SCA Absolute Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	MEDIA - 0.7%
2,374	CBS Corp. - Class B ^	$ 116,017
11,018	Digital Generation, Inc. ^* #	81,203
4,073	News Corp. - Class A ^*	62,317
634	Time Warner Cable, Inc. - Class A ^	71,312
1,214	Twenty-First Century Fox, Inc. ^	39,576
		370,425
	MINING - 0.5%
1,300	Compass Minerals International, Inc.	109,889
4,080	Freeport-McMoRan Copper & Gold, Inc.	112,649
7,239	MAG Silver Corp. ^*	42,276
		264,814
	MISCELLANEOUS MANUFACTURING - 1.7%
3,930	Actuant Corp.	129,572
9,445	General Electric Co. ^	219,030
1,572	Ingersoll-Rand PLC ^	87,277
4,430	ITT Corp.	130,286
1,090	Pall Corp.	72,409
2,280	Pentair Ltd.	131,533
1,060	SPX Corp.	76,299
790	Trimas Corp. ^*	29,451
		875,857
	OFFICE FURNISHINGS - 0.1%
1,108	Interface, Inc. ^	18,803

	OIL & GAS - 1.6%
1,391	Approach Resources, Inc. ^*	34,177
667	Berry Petroleum Co. ^	28,227
541	Chevron Corp. ^	64,022
1,065	ConocoPhillips ^	64,433
2,384	Energy XXI Bermuda Ltd. ^	52,877
1,466	EPL Oil & Gas, Inc. ^*	43,042
2,146	Exxon Mobil Corp. ^	193,891
3,988	Northern Oil and Gas, Inc. ^*	53,200
587	Total Fina Elf SA - ADR ^	28,587
2,875	Whiting Petroleum Corp. *	132,509
6,660	WPX Energy, Inc. *	126,140
		821,105
	OIL & GAS SERVICES - 0.1%
894	Schlumberger Ltd. ^	64,064

	PHARMACEUTICALS - 0.7%
1,803	Abbott Laboratories ^	62,889
767	Johnson & Johnson ^	65,855
1,371	Merck & Co., Inc. ^	63,683
2,250	Pfizer, Inc. ^	63,023
2,600	Teva Pharmaceutical Industries Ltd. ^	101,920
		357,370

The accompanying notes are an integral part of these financial statements.

SCA Absolute Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	PIPELINES - 0.3%
368	Atlas Energy LP ^	$ 18,028
3,510	Williams Cos., Inc.	113,970
		131,998
	REAL ESTATE - 1.1%
3,700	Alexander & Baldwin, Inc. *	147,075
7,030	Brookfield Office Properties, Inc.	117,260
9,440	Cheung Kong Holdings Ltd.	126,779
4,068	Evoq Properties, Inc. ^*	19,120
1,250	Howard Hughes Corp *	140,113
		550,347
	REITS - 5.4%
8,550	American Assets Trust, Inc. ^	263,853
1,900	American Tower Corp. ^	139,023
1,505	AvalonBay Communities, Inc. ^	203,040
2,330	Boston Properties, Inc. ^	245,745
4,360	Camden Property Trust ^	301,450
1,635	Digital Realty Trust, Inc. ^	99,735
6,875	Douglas Emmett, Inc. ^	171,531
2,545	EastGroup Properties, Inc. ^	143,207
6,550	Extra Space Storage, Inc. ^	274,642
6,975	Host Hotels & Resorts, Inc. ^	117,668
3,450	Macerich Co. ^	210,347
10,582	NorthStar Realty Finance Corp. ^	96,296
2,710	Plum Creek Timber Co., Inc.	126,476
3,840	Senior Housing Properties Trust	99,571
1,640	Simon Property Group, Inc. ^	258,989
4,267	Summit Hotel Properties, Inc. ^	40,323
		2,791,896
	RETAIL - 0.9%
1,015	Children's Place Retail Stores, Inc. ^*	55,622
344	Conn's, Inc. ^*	17,805
1,747	HHGREGG, Inc. ^*	27,900
855	Home Depot, Inc. ^	66,237
657	McDonald's Corp ^	65,043
1,487	Pier 1 Imports, Inc. ^	34,930
1,937	Sonic Corp. ^*	28,203
985	Stage Stores, Inc. ^	23,147
3,210	Urban Outfitters, Inc. *	129,106
		447,993
	SEMICONDUCTORS - 1.6%
5,283	Cypress Semiconductor Corp. ^	56,686
2,194	Entegris, Inc. ^*	20,602
11,169	Integrated Device Technology, Inc. ^*	88,682
2,636	Intel Corp. ^	63,844
3,700	Lam Research Corp. ^*	164,058
1,749	Microchip Technology, Inc. ^	65,150

The accompanying notes are an integral part of these financial statements.

SCA Absolute Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	SEMICONDUCTORS - 1.6% (Continued)
3,407	Micron Technology, Inc. ^*	$ 48,822
749	MKS Instruments, Inc. ^	19,878
1,827	NVIDIA Corp. ^	25,633
8	Power Integrations, Inc. ^	324
2,200	QUALCOMM, Inc. ^	134,376
3,589	Skyworks Solutions, Inc. ^*	78,563
6,170	TriQuint Semiconductor, Inc. ^*	42,758
		809,376
	SOFTWARE - 0.4%
5,677	Activision Blizzard, Inc. ^	80,954
6,511	CDC Corp. ^* (a)	12,566
1,885	Microsoft Corp. ^	65,089
119,368	Trident Microsystems, Inc. ^* (a)	7,759
900	Vmware, Inc. - Cl. A ^*	60,291
		226,659
	TELECOMMUNICATIONS - 1.0%
9,261	Alaska Communications Systems Group, Inc. ^	15,558
1,828	AT&T, Inc. ^	64,711
1,522	Ezchip Semiconductor Ltd. ^*	41,079
3,362	Finisar Corp. ^*	56,986
1,885	IPG Photonics Corp. ^	114,476
5,400	KongZhong Corp. - ADR ^*	35,100
861	Polycom, Inc. ^*	9,075
4,070	RF Micro Devices, Inc. ^*	21,774
1,288	Verizon Communications, Inc. ^	64,838
2,364	Vodafone Group PLC ^	67,953
		491,550
	TRANSPORTATION - 0.2%
1,722	Roadrunner Transportation Systems, Inc. ^*	47,940
752	United Parcel Service, Inc. ^	65,033
		112,973

	TOTAL COMMON STOCKS ( Cost - $15,233,254)	15,636,786

	MUTUAL FUNDS - 10.7%
	ASSET ALLOCATION FUND - 1.4%
26,652	Ivy Asset Strategy Fund - Cl. Y	714,796

	DEBT FUND - 1.4%
85,922	Oppenheimer Senior Floating Rate Fund - Cl. A	717,450

	EQUITY FUND - 7.9%
245,201	Calamos Market Neutral Income Fund - Cl. I	3,091,986
60,870	Convergence Core Plus Fund - Institutional Class	955,045
		4,047,031

	TOTAL MUTUAL FUNDS ( Cost - $5,037,781)	5,479,277

The accompanying notes are an integral part of these financial statements.

SCA Absolute Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares				Value
	HEDGE FUND - 6.2%
3,000,000	Raven Rock Credit Fund, LP *(a)			$ 3,183,729
	TOTAL HEDGE FUND ( Cost - $3,000,000)

	EXCHANGE TRADED FUNDS - 8.3%
	DEBT FUND - 2.6%
4,984	iShares iBoxx $ High Yield Corporate Bond Fund			452,846
10,915	Vanguard Total Bond Market ETF			882,805
				1,335,651
	EQUITY FUND - 5.7%
10,690	iShares International Select Dividend ETF			339,835
36,335	Vanguard S&P 500 ETF			2,666,989
				3,006,824

	TOTAL EXCHANGE TRADED FUNDS ( Cost - $4,360,831)			4,342,475

	PREFERRED STOCK - 0.1%
	REITS - 0.1%	Dividend Rate	Maturity
765	Weyerhaeuser Co. ^	6.375%	7/1/2016	39,023
	TOTAL PREFERRED STOCK ( Cost - $38,907)

	BONDS & NOTES - 15.4%
Principal	ADVERTISING - 0.1%	Interest Rate
$ 24,000	Affinion Group, Inc. ^	11.500%	10/15/2015	18,180

	APPAREL - 0.1%
54,325	Kellwood Co. ^	12.875%	12/31/2014	54,597

	BANKS - 10.6%
1,500,000	BNP Paribas SA	0.000%	12/29/2017	1,489,350
95,000	Emigrant Bancorp, Inc. - 144A ^	6.250%	6/15/2014	92,861
1,000,000	Goldman Sachs Group, Inc.	0.000%	2/26/2018	1,008,944
500,000	Goldman Sachs Group, Inc.	0.000%	4/2/2018	494,372
1,000,000	Goldman Sachs Group, Inc. + - Based on the S&P 500 Index	0.000%	11/30/2018	963,441
1,500,000	Morgan Stanley+ - Based on the EURO STOXX 50 Index	0.000%	2/24/2023	1,501,500
				5,550,468
	COAL - 0.1%
35,000	SunCoke Energy, Inc. ^	7.625%	8/1/2019	36,313

	DIVERSIFIED FINANCIAL SERVICES - 2.1%
1,000,000	Credit Suisse Securities USA LLC	0.000%	6/1/2017	1,103,500

	ENTERTAINMENT - 0.6%
38,768	Chukchansi Economic Development Authority (b) ^	9.750%	5/30/2020	19,045
372,768	Chukchansi Economic Development Authority - 144A (b) ^	9.750%	5/30/2020	180,793
47,000	Shingle Springs Trical Gaming Authority ^	9.375%	6/15/2015	46,765
48,000	Shingle Springs Trical Gaming Authority - 144A ^	9.375%	6/15/2015	47,760
				294,363

The accompanying notes are an integral part of these financial statements.

SCA Absolute Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Principal		Interest Rate	Maturity	Value
	ENVIRONMENTAL CONTROL - 0.1%
$ 61,000	Tervita Corp. ^	9.750%	11/1/2019	$ 56,730

	HEALTHCARE-PRODUCTS - 0.1%
45,000	Kinetic Concepts, Inc. ^	12.500%	11/1/2019	46,406

	HOME EQUITY ABS - 0.1%
34,865	Countrywide Asset-Backed Certificates ^	5.810%	11/25/2036	32,729

	LODGING - 0.2%
102,244	Inn of the Moutain Gods Resort & Casino - 144A ^	1.250%	11/30/2020	94,320

	MEDIA - 0.3%
79,000	Clear Channel Communications, Inc. ^	5.500%	9/15/2014	76,729
68,000	Clear Channel Communications, Inc. ^	11.000%	8/1/2016	60,010
32,000	Clear Channel Communications, Inc. ^	5.500%	12/15/2016	24,280
				161,019
	OIL & GAS - 0.4%
55,000	Drill Rigs Holdings, Inc. - 144A ^	6.500%	10/1/2017	54,863
39,000	Endeavour International Corp. ^	12.000%	3/1/2018	37,440
72,000	EPL Oil & Gas, Inc. ^	8.250%	2/15/2018	74,160
				166,463
	RETAIL - 0.5%
61,000	Bon-Ton Department Stores, Inc. ^	10.625%	7/15/2017	61,229
39,000	Claire's Stores, Inc. ^	8.875%	3/15/2019	40,804
45,000	JC Penny Corp., Inc. ^	6.875%	10/15/2015	44,719
30,000	JC Penny Corp., Inc. ^	7.950%	4/1/2017	28,875
53,000	Neebo, Inc. - 144A ^	15.000%	6/30/2016	55,120
5,300	Neebo, Inc. ^	15.000%	6/30/2016	5,512
39,000	New Albertsons, Inc. ^	7.450%	8/1/2029	30,566
47,000	New Albertsons, Inc. ^	7.750%	6/15/2026	35,955
				302,780
	TELECOMMUNICATIONS - 0.1%
52,000	Alaska Communications Systems Group - 144A @ ^	6.250%	5/1/2018	40,917

	TOTAL BONDS & NOTES ( Cost - $7,825,105)			7,958,785

	PRIVATE NOTES - 7.2%
2,200,000	Aequitas Capital (a)	13.000%	12/21/2013	2,200,000
1,500,000	Aequitas Capital (a)	15.000%	7/5/2013	1,500,000
	TOTAL PRIVATE NOTES ( Cost - $3,700,000)			3,700,000

	OPTIONS PURCHASED * - 0.3%
Contracts**	CALL OPTIONS PURCHASED - 0.2%
	Advanced Micro Devices, Inc.
282	Expiration August 2013, Exercise Price $4.50			5,922

The accompanying notes are an integral part of these financial statements.

SCA Absolute Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Contracts**		Value
	CALL OPTIONS PURCHASED - 0.2% (CONTINUED)
	Alaska Communications Systems Group
72	Expiration October 2013, Exercise Price $2.50	$ 720
	Amarin Corp. PLC - ADR
116	Expiration September 2013, Exercise Price $16.00	696
	Apple, Inc.
10	Expiration July 2013, Exercise Price $400.00	13,300
	Broadcom Corp.
105	Expiration July 2013, Exercise Price $35.00	2,730
	Equinix, Inc.
8	Expiration September 2013, Exercise Price $200.00	5,520
	Intercontinental Exchange, Inc.
12	Expiration July 2013, Exercise Price $175.00	8,100
	iShares Russell 2000 ETF
13	Expiration July 2013, Exercise Price $97.00	1,820
	J.P. Morgan Chase & Co.
55	Expiration July 2013, Exercise Price $50.00	16,500
	United Continental Holdings, Inc.
48	Expiration July 2013, Exercise Price $32.00	3,408
	Verisign, Inc.
27	Expiration July 2013, Exercise Price $45.00	1,701
	Windstream Corp.
109	Expiration August 2013, Exercise Price $9.00	763
	Yelp, Inc.
20	Expiration July 2013, Exercise Price $30.00	10,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $77,473)	71,180

	PUT OPTIONS PURCHASED - 0.1%
	American Express Co.
18	Expiration July 2013, Exercise Price $65.00	180
	EMC Corp.
75	Expiration July 2013, Exercise Price $23.00	1,725
	iShares MSCI Emerging Markets Index
100	Expiration July 2013, Exercise Price $38.00	5,100
	SPDR S&P 500 ETF Trust
105	Expiration July 2013, Exercise Price $157.00	13,440
	SPDR S&P 500 ETF Trust
63	Expiration July 2013, Exercise Price $160.00	14,112
	SPDR S&P 500 ETF Trust
38	Expiration July 2013, Exercise Price $161.00	10,108
	TOTAL PUT OPTIONS PURCHASED (Cost - $57,745)	44,665

	TOTAL OPTIONS PURCHASED ( Cost - $135,218)	115,845

	TOTAL INVESTMENTS ( Cost - $39,331,096) (c) - 78.6%	$ 40,455,920
	SECURITIES SOLD SHORT ( Proceeds - $2,292,273)(c) - (4.5)%	(2,311,609)
	OPTION CONTRACTS WRITTEN (Premiums Received - $73,725)(c) - (0.2)%	(67,602)
	OTHER ASSETS LESS LIABILITIES - 26.1%	13,377,694
	NET ASSETS - 100.0%	$ 51,454,403
The accompanying notes are an integral part of these financial statements.
SCA Absolute Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	SECURITIES SOLD SHORT* - (4.5) %
	COMMON STOCKS - (3.4)%
	BUILDING MATERIALS - (0.1)%
(1,042)	Apogee Enterprises, Inc.	$ (25,008)
(1,310)	Boise Cascade Co.	(33,287)
(334)	Trex Co., Inc.	(15,862)
		(74,157)
	COMMERCIAL SERVICES - (0.3)%
(793)	ADT Corp.	(31,601)
(957)	DeVry, Inc.	(29,686)
(4,200)	Sotheby's Holdings, Inc.	(159,222)
		(220,509)
	COMPUTERS - (0.3)%
(5,000)	Fortinet, Inc.	(87,500)
(596)	Jack Henry & Associates, Inc.	(28,089)
(1,034)	Synaptics, Inc.	(39,871)
		(155,460)
	ELECTRONICS - (0.3)%
(2,290)	FARO Technologies, Inc.	(77,448)
(1,295)	Itron, Inc.	(54,947)
(3,363)	National Instruments Corp.	(93,962)
		(226,357)
	ENGINEERING & CONSTRUCTION - (0.1)%
(721)	Chicago Bridge & Iron Co.	(43,015)
(321)	Jacobs Engineering Group, Inc.	(17,697)
		(60,712)
	ENTERTAINMENT - (0.1)%
(1,713)	National CineMedia, Inc.	(28,933)

	FOOD - (0.1)%
(881)	Lancaster Colony Corp.	(68,709)

	HAND/MACHINE TOOLS - (0.2)%
(603)	Lincoln Electric Holdings, Inc.	(34,534)
(482)	Snap-On, Inc.	(43,081)
		(77,615)
	HOUSEWARES - (0.2)%
(3,020)	Newell Rubbermaid, Inc.	(79,275)

	INTERNET - (0.3)%
(2,700)	VeriSign, Inc.	(120,582)
(700)	YY, Inc. - ADR	(18,781)
		(139,363)
	MACHINERY-DIVERSIFIED - (0.1)%
(1,272)	IDEX Corp.	(68,446)

	MISCELLANEOUS MANUFACTURING - (0.1)%
(498)	Actuant Corp.	(16,419)

The accompanying notes are an integral part of these financial statements.

SCA Absolute Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	OIL & GAS SERVICES - (0.1)%
(1,506)	Trican Well Service Ltd.	$ (20,086)

	PHARMACEUTICALS - (0.1)%
(545)	Neogen Corp.	(30,280)

	REITS - (0.1)%
(242)	Coresite Realty Corp.	(7,698)
(89)	Digital Realty Trust, Inc.	(5,429)
(5,062)	Hersha Hospitality Trust	(28,550)
(960)	Weyerhaeuser Co.	(27,350)
		(69,027)
	RETAIL - (0.2)%
(483)	Cabela's Inc.	(31,279)
(946)	Genesco, Inc.	(63,373)
		(94,652)
	SEMICONDUCTORS - (0.3)%
(1,047)	Cabot Microelectronics Corp.	(34,561)
(1,403)	Hittite Microwave Corp.	(81,374)
(2,279)	Silicon Image, Inc.	(13,332)
		(129,267)
	SOFTWARE - (0.2)%
(418)	Bottomline Technologies, Inc.	(10,571)
(4,500)	Electronic Arts, Inc.	(103,365)
		(113,936)
	TELECOMMUNICATIONS - (0.1)%
(508)	ViaSat, Inc.	(36,302)

	TRANSPORTATION - (0.1)%
(1,035)	Hub Group, Inc. - Class A	(37,695)
(1,093)	Werner Enterprises, Inc.	(26,418)
		(64,113)

	TOTAL COMMON STOCKS - (Proceeds - $1,753,748)	(1,773,618)

	EXCHANGE TRADED FUNDS - (1.1)%
	COMMODITY FUNDS - (0.1)%
(1,024)	iShares Silver Trust	(19,425)

	EQUITY FUNDS - (1.0)%
(491)	Energy Select Sector SPDR Fund	(38,475)
(199)	Industrial Select Sector SPDR Fund	(8,471)
(2,073)	iShares Russell 2000 Index Fund	(201,413)
(3,359)	Market Vectors Semiconductor ETF	(126,601)
(509)	SPDR S&P Homebuilders ETF	(14,975)
(4,205)	Technology Select Sector SPDR Fund	(128,631)
		(518,566)

	TOTAL EXCHANGE TRADED FUNDS - (Proceeds - $538,525)	(537,991)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $2,292,273)	(2,311,609)

The accompanying notes are an integral part of these financial statements.

SCA Absolute Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Contracts***		Value
	OPTIONS CONTRACTS WRITTEN * - (0.2) %
	CALL OPTIONS CONTRACTS WRITTEN - (0.1) %
	American Express Co.
(18)	Expiration July 2013, Exercise Price $70.00	$ (9,180)
	AOL, Inc.
(37)	Expiration July 2013, Exercise Price $43.00	(185)
	Digital Generation, Inc.
(13)	Expiration August 2013, Exercise Price $7.50	(715)
	EMC Corp.
(68)	Expiration July 2013, Exercise Price $25.00	(544)
	iShares MSCI Emerging Markets ETF
(100)	Expiration July 2013, Exercise Price $40.00	(3,200)
	S&P 500 Index
(3)	Expiration July 2013, Exercise Price $1,650.00	(1,667)
	S&P 500 Index
(4)	Expiration July 2013, Exercise Price $1,670.00	(1,156)
	S&P 500 Index
(4)	Expiration August 2013, Exercise Price $1,645.00	(6,192)
	S&P 500 Index
(4)	Expiration August 2013, Exercise Price $1,625.00	(8,138)
	SPDR S&P 500 ETF Trust
(181)	Expiration July 2013, Exercise Price $163.50	(3,439)
	TOTAL CALL OPTIONS CONTRACTS WRITTEN (Premiums Received - $37,162)	(34,416)

	PUT OPTIONS CONTRACTS WRITTEN - (0.1) %
	Amarin Corp. PLC
(29)	Expiration September 2013, Exercise Price $7.00	(4,655)
	AOL, Inc.
(30)	Expiration July 2013, Exercise Price $38.00	(5,100)
	Ashland, Inc.
(4)	Expiration July 2013, Exercise Price $80.00	(320)
	Ashland, Inc.
(8)	Expiration July 2013, Exercise Price $85.00	(2,160)
	Capital One Financial Corp.
(10)	Expiration July 2013, Exercise Price $50.00	(80)
	Equinix, Inc.
(8)	Expiration September 2013, Exercise Price $160.00	(3,200)
	Facebook, Inc.
(6)	Expiration July 2013, Exercise Price $22.00	(6)
	Goldman Sachs Group, Inc.
(8)	Expiration July 2013, Exercise Price $150.00	(2,760)
	SPDR S&P 500 ETF Trust
(38)	Expiration July 2013, Exercise Price $155.00	(3,382)

The accompanying notes are an integral part of these financial statements.

SCA Absolute Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Contracts***			Value
	PUT OPTIONS CONTRACTS WRITTEN - (0.1) % (Continued)
	SPDR S&P 500 ETF Trust
(42)	Expiration July 2013, Exercise Price $149.00		$ (1,218)
	SPDR S&P 500 ETF Trust
(63)	Expiration July 2013, Exercise Price $150.00		(2,079)
	SPDR S&P 500 ETF Trust
(63)	Expiration August 2013, Exercise Price $150.00		(7,119)
	VeriSign, Inc.
(27)	Expiration August 2013, Exercise Price $40.00		(1,107)
	TOTAL PUT OPTIONS CONTRACTS WRITTEN (Premiums Received - $36,563)		(33,186)

	TOTAL OPTIONS CONTRACTS WRITTEN - (Premiums Received - $73,725)		$ (67,602)

* Non-Income producing security.
** Each Purchased Call/Put Option contract allows the Fund to purchase/sell 100 shares of the underlying security at the exercise price.
*** Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.
^ All or part of the security was held as collateral for securities sold short as of June 30, 2013.
# Subject to call option written
+ Structured Notes
@ - Convertible bond

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.  The aggregate value of such securities is $566,634 or 1.1% of net assets.

ABS - Asset-Backed Security
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
PLC - Public Limited Company
(a) Securities for which market quotations are not readily available. The aggregate value of such securities is $6,904,054 or 13.4%
of net assets and they have been fair valued under procedures by the Fund's Board of Trustees.
(b) Defaulted on interest payments; non-income producing security
(c) Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes, including short sales and written options is $37,231,394 and differs from market value by unrealized appreciation (depreciation) of securities, short sales and written options as follows:
		Unrealized Appreciation:	$ 1,557,015
		Unrealized Depreciation:	(711,857)
		Net Unrealized Appreciation:	$ 845,158

The accompanying notes are an integral part of these financial statements.

SCA Directional Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through June 30, 2013*

	One Year	Since Inception*
SCA Directional Fund	7.11%	4.09%
HFRX Equity Hedge Fund Index**	8.33%	2.56%

________________

     *The Fund commenced operations on September 8, 2011.

**HFRX Equity Hedge Fund Index strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 3.76% per the October 29, 2012 Prospectus.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-855-282-1100.

PORTFOLIO COMPOSITION* (Unaudited)

SCA DIRECTIONAL FUND
Common Stocks	31.5%
Mutual Funds	24.3%
Bonds & Notes	20.0%
Private Notes	9.2%
Exchange Traded Funds	8.4%
Hedge Fund	6.2%
Options Purchased	0.4%
100.0%

*Based on Portfolio Market Value of Investments as of June 30, 2013.

SCA Directional Fund
PORTFOLIO OF INVESTMENTS
June 30, 2013
Shares		Value
	COMMON STOCKS - 25.8%
	AGRICULTURE - 0.1%
937	Philip Morris International, Inc. ^	$ 81,163

	APPAREL - 0.8%
2,470	Coach, Inc.	141,012
1,626	Hanesbrands, Inc. ^	83,609
3,213	Sketchers U.S.A., Inc. - Cl. A ^*	77,144
283	VF Corp. ^	54,636
		356,401
	AUTO MANUFACTURERS - 0.1%
2,718	Wabash National Corp. ^*	27,669

	AUTO PARTS & EQUIPMENT - 0.1%
629	Delphi Automotive PLC ^	31,884

	BANKS - 1.2%
4,030	Banco Latinoamericano de Comercio Exterior SA	90,232
11,900	Bank of America Corp.	153,034
2,650	Citigroup, Inc.	127,120
933	Northern Trust Corp. ^	54,021
12,140	Regions Financial Corp.	115,694
1,520	US Bancorp ^	54,948
		595,049
	BEVERAGES - 0.6%
633	Beam, Inc. ^	39,949
1,346	Coca-Cola Co. ^	53,988
4,025	Embotelladora Andina SA	138,379
383	PepsiCo, Inc. ^	31,326
		263,642
	BIOTECHNOLOGY - 0.1%
3,952	Amarin Corp. PLC - ADR ^*	22,922

	BUILDING MATERIALS - 0.4%
912	Lennox International, Inc. ^	58,860
4,800	Simpson Manufacturing Co., Inc.	141,216
140	Vulcan Materials Co. ^	6,777
		206,853
	CHEMICALS - 1.2%
2,152	Air Products & Chemicals, Inc. ^	197,059
840	CF Industries Holdings, Inc.	144,060
1,010	El du Pont de Nemours & Co. ^	53,025
1,498	Olin Corp. ^	35,832
4,780	RPM International, Inc.	152,673
		582,649

The accompanying notes are an integral part of these financial statements.

SCA Directional Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	COMMERCIAL SERVICES - 1.1%
787	Automatic Data Processing, Inc. ^	$ 54,193
3,375	Great Lakes Dredge & Dock Corp. ^	26,392
3,934	Korn/Ferry International ^*	73,723
3,761	Monster Worldwide, Inc. ^*	18,467
448	PAREXEL International Corp. ^*	20,581
1,328	Quanta Services, Inc. ^*	35,139
5,100	Vantiv, Inc. ^*	140,760
8,010	Western Union Co.	137,051
		506,306
	COMPUTERS - 1.4%
1,155	Apple, Inc. ^	457,472
7,300	EMC Corp. ^#	172,426
506	Western Digital Corp. ^	31,418
		661,316
	COSMETICS/PERSONAL CARE - 0.1%
697	Procter & Gamble Co. ^	53,662

	DISTRIBUTION/WHOLESALE - 0.1%
275	Watsco, Inc. ^	23,089

	DIVERSIFIED FINANCIAL SERVICES - 0.5%
2,500	American Express Co. ^#	186,900
292	Ellie Mae, Inc. ^*	6,739
788	Outerwall, Inc. ^*	46,232
		239,871
	ELECTRIC - 0.5%
968	Dominion Resources, Inc. ^	55,002
807	Duke Energy Corp. ^	54,473
1,235	Southern Co. ^	54,500
1,897	Xcel Energy, Inc. ^	53,761
		217,736
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
1,250	Hubbell, Inc. - Class B	123,750
1,100	Littelfuse, Inc.	82,071
		205,821
	ELECTRONICS - 0.5%
684	Honeywell International, Inc. ^	54,269
828	OSI Systems, Inc. ^*	53,340
2,900	TE Connectivity Ltd.	132,066
		239,675
	ENTERTAINMENT - 0.2%
6,924	Scientific Games Corp. ^*	77,895

	ENVIRONMENTAL CONTROL - 0.1%
1,349	Waste Management, Inc. ^	54,405

The accompanying notes are an integral part of these financial statements.

SCA Directional Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	FOOD - 0.1%
1,850	Mondelez International, Inc. ^	$ 52,781

	FOREST PRODUCTS & PAPER - 0.2%
1,220	International Paper Co. ^	54,058
592	MeadWestvaco Corp. ^	20,193
		74,251
	HEALTHCARE-PRODUCTS - 0.5%
2,726	Cynosure, Inc. - Cl. A ^*	70,821
4,198	Guided Therapeutics, Inc. ^*	2,871
4,160	Patterson Cos, Inc.	156,416
		230,108
	HOME BUILDERS - 0.5%
6,740	Brookfield Residential Properties, Inc. *	148,684
2,388	Lennar Corp. ^	86,064
343	Winnebago Industries, Inc. ^*	7,200
		241,948
	HOME FURNISHINGS - 0.1%
1,895	La-Z-Boy, Inc. ^	38,412

	INSURANCE - 1.1%
399	Alleghany Corp. *	152,941
811	American International Group, Inc. ^*	36,252
844	Aon PLC ^	54,311
2,870	Arthur J Gallagher & Co.	125,390
1,551	Assured Guaranty Ltd. ^	34,215
635	Chubb Corp. ^	53,753
2,700	Horace Mann Educators Corp.	65,826
		522,688
	INTERNET - 0.2%
700	AOL, Inc. ^#	25,536
1,139	F5 Networks, Inc. ^*	78,363
		103,899
	LEISURE TIME - 0.1%
522	Harley-Davidson, Inc. ^	28,616

	LODGING - 0.3%
4,800	Home Inns & Hotels Management, Inc. ^*	128,208

	MACHINERY-CONSTRUCTION & MINING - 0.3%
1,790	Caterpillar, Inc.	147,657

	MACHINERY-DIVERSIFIED - 0.6%
1,996	Briggs & Stratton Corp. ^	39,521
1,390	Deere & Co.	112,938
5,560	Xylem, Inc.	149,786
		302,245

The accompanying notes are an integral part of these financial statements.

SCA Directional Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	MEDIA - 0.6%
1,582	CBS Corp.- Class B ^	$ 77,312
7,310	Digital Generation, Inc. ^*#	53,875
2,715	News Corp. - Class A ^*	41,540
528	Time Warner Cable, Inc. - Class A ^	59,389
807	Twenty-First Century Fox, Inc. ^	26,308
		258,424
	MINING - 0.6%
1,630	Compass Minerals International, Inc.	137,784
4,880	Freeport-McMoRan Copper & Gold, Inc.	134,737
4,771	MAG Silver Corp. ^*	27,863
		300,384
	MISCELLANEOUS MANUFACTURING - 1.9%
3,930	Actuant Corp.	129,572
9,187	General Electric Co. ^	213,047
1,048	Ingersoll-Rand PLC ^	58,185
5,240	ITT Corp.	154,108
1,290	Pall Corp.	85,695
2,690	Pentair Ltd.	155,186
1,060	SPX Corp.	76,299
743	Trimas Corp. ^*	27,699
		899,791
	OFFICE FURNISHINGS - 0.1%
1,042	Interface, Inc. ^	17,683

	OIL & GAS - 1.7%
1,307	Approach Resources, Inc. ^*	32,113
627	Berry Petroleum Co. ^	26,535
451	Chevron Corp. ^	53,371
888	ConocoPhillips ^	53,724
1,555	Energy XXI Bermuda Ltd. ^	34,490
977	EPL Oil & Gas, Inc. ^*	28,685
2,287	Exxon Mobil Corp. ^	206,630
3,746	Northern Oil and Gas, Inc. ^*	49,972
390	Total Fina Elf SA -ADR ^	18,993
3,375	Whiting Petroleum Corp. *	155,554
7,740	WPX Energy, Inc. *	146,596
		806,663
	OIL & GAS SERVICES - 0.1%
746	Schlumberger Ltd. ^	53,458

	PHARMACEUTICALS - 0.7%
1,503	Abbott Laboratories ^	52,425
639	Johnson & Johnson ^	54,864
1,142	Merck & Co., Inc. ^	53,046
1,875	Pfizer, Inc. ^	52,519
2,700	Teva Pharmaceutical Industries Ltd. ^	105,840
		318,694

The accompanying notes are an integral part of these financial statements.

SCA Directional Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	PIPELINES - 0.3%
350	Atlas Energy LP ^	$ 17,147
4,150	Williams Cos., Inc.	134,751
		151,898
	REAL ESTATE - 1.3%
3,700	Alexander & Baldwin, Inc. *	147,075
7,040	Brookfield Office Properties, Inc.	117,427
11,150	Cheung Kong Holdings Ltd.	149,745
2,712	Evoq Properties, Inc. ^*	12,746
1,460	Howard Hughes Corp. *	163,651
		590,644
	REITS - 0.8%
7,020	NorthStar Realty Finance Corp. ^	63,882
3,210	Plum Creek Timber Co., Inc.	149,811
4,340	Senior Housing Properties Trust	112,536
4,006	Summit Hotel Properties, Inc. ^	37,857
		364,086
	RETAIL - 0.9%
954	Children's Place Retail Stores, Inc. ^*	52,279
321	Conn's, Inc. ^*	16,615
1,633	HHGREGG, Inc. ^*	26,079
713	Home Depot, Inc. ^	55,236
547	McDonald's Corp. ^	54,153
1,387	Pier 1 Imports, Inc. ^	32,581
1,818	Sonic Corp. ^*	26,470
926	Stage Stores, Inc. ^	21,761
3,790	Urban Outfitters, Inc. *	152,434
		437,608
	SEMICONDUCTORS - 1.7%
4,960	Cypress Semiconductor Corp. ^	53,221
2,061	Entegris, Inc. ^*	19,353
10,485	Integrated Device Technology, Inc. ^*	83,251
2,197	Intel Corp. ^	53,211
3,700	Lam Research Corp. ^*	164,058
1,457	Microchip Technology, Inc. ^	54,273
3,198	Micron Technology, Inc. ^*	45,827
704	MKS Instruments, Inc. ^	18,684
1,715	NVIDIA Corp. ^	24,061
8	Power Integrations, Inc. ^	324
2,300	QUALCOMM, Inc. ^	140,484
3,371	Skyworks Solutions, Inc. ^*	73,791
5,792	TriQuint Semiconductor, Inc. ^*	40,139
		770,677

The accompanying notes are an integral part of these financial statements.

SCA Directional Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	SOFTWARE - 0.4%
3,784	Activision Blizzard, Inc. ^	$ 53,960
4,347	CDC Corp. ^* (a)	8,390
1,572	Microsoft Corp. ^	54,281
79,632	Trident Microsystems, Inc. ^* (a)	5,176
900	Vmware, Inc. - Cl. A ^*	60,291
		182,098
	TELECOMMUNICATIONS - 1.0%
6,173	Alaska Communications Systems Group, Inc. ^	10,371
1,523	AT&T, Inc. ^	53,914
1,431	Ezchip Semiconductor Ltd. ^*	38,622
3,156	Finisar Corp. ^*	53,494
1,763	IPG Photonics Corp. ^	107,067
8,500	KongZhong Corp. - ADR ^*	55,250
810	Polycom, Inc. ^*	8,537
3,821	RF Micro Devices, Inc. ^*	20,442
1,072	Verizon Communications, Inc. ^	53,964
1,576	Vodafone Group PLC ^	45,302
		446,963
	TRANSPORTATION - 0.2%
1,144	Roadrunner Transportation Systems, Inc. ^*	31,849
627	United Parcel Service, Inc. ^	54,223
		86,072

	TOTAL COMMON STOCKS ( Cost - $11,448,003)	12,003,964

	MUTUAL FUNDS - 19.8%
	ASSET ALLOCATION FUND - 2.5%
42,662	Ivy Asset Strategy Fund - Cl. Y	1,144,183

	EQUITY FUND - 17.3%
78,616	Calamos Market Neutral Income Fund - Cl. I	991,352
16,825	CGM Focus Fund *	568,506
145,239	Convergence Core Plus Fund - Institutional Class	2,278,806
12,839	Fairholme Fund *	464,524
39,530	Oppenheimer Developing Markets Fund - Cl. Y	1,326,615
187,857	Robeco Boston Pertners Long/Short Research Fund - Institutional Shares	2,455,286
		8,085,089

	TOTAL MUTUAL FUNDS ( Cost - $8,048,928)	9,229,272

	HEDGE FUND - 5.1%
2,234,292	Raven Rock Credit Fund, LP *(a)	2,371,127
	TOTAL HEDGE FUND ( Cost - $2,250,000)

The accompanying notes are an integral part of these financial statements.

SCA Directional Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares				Value
	EXCHANGE TRADED FUNDS - 6.9%
	EQUITY FUND - 6.9%
43,675	Vanguard S&P 500 ETF			$ 3,205,745
	TOTAL EXCHANGE TRADED FUNDS ( Cost - $2,838,999)

		Dividend Rate	Maturity
	PREFERRED STOCK - 0.1%
	REITS - 0.1%
510	Weyerhaeuser Co. ^	6.375%	7/1/2016	26,015
	TOTAL PREFERRED STOCK (Cost - $25,938)

	BONDS & NOTES - 16.4%
Principal	ADVERTISING - 0.1%	Interest Rate
$ 16,000	Affinion Group, Inc. ^	11.500%	10/15/2015	12,120

	APPAREL - 0.1%
36,900	Kellwood Co. ^	12.875%	12/31/2014	37,085

	BANKS - 9.6%
63,000	Emigrant Bancorp, Inc. - 144A ^	6.250%	6/15/2014	61,582
2,000,000	Goldman Sachs Group, Inc.+ - Based on the S&P 500 Index	0.000%	2/26/2018	2,017,888
1,500,000	Goldman Sachs Group, Inc.+ - Based on the S&P 500 Index	0.000%	4/2/2018	1,483,115
1,000,000	Goldman Sachs Group, Inc.	0.000%	11/30/2018	963,441
				4,526,026
	COAL - 0.1%
23,000	SunCoke Energy, Inc. ^	7.625%	8/1/2019	23,863

	DIVERSIFIED FINANCIAL SERVICES - 4.7%
2,000,000	Credit Suisse Securities USA LLC	0.000%	6/1/2017	2,207,000

	ENTERTAINMENT - 0.4%
25,845	Chukchansi Economic Development Authority (b)^	9.750%	5/30/2020	12,696
248,512	Chukchansi Economic Development Authority - 144A (b)^	9.750%	5/30/2020	120,528
31,000	Shingle Springs Trical Gaming Authority ^	9.375%	6/15/2015	30,845
32,000	Shingle Springs Trical Gaming Authority - 144A ^	9.375%	6/15/2015	31,840
				195,909
	ENVIRONMENTAL CONTROL - 0.1%
40,000	Tervita Corp. ^	9.750%	11/1/2019	37,200

	HEALTHCARE-PRODUCTS - 0.1%
30,000	Kinetic Concepts, Inc. ^	12.500%	11/1/2019	30,938

	HOME EQUITY ABS - 0.1%
23,243	Countrywide Asset-Backed Certificates ^	5.810%	11/25/2036	21,820

	LODGING - 0.1%
68,162	Inn of the Mountain Gods Resort & Casino - 144A ^	1.250%	11/30/2020	62,879

The accompanying notes are an integral part of these financial statements.

SCA Directional Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Principal		Interest Rate	Maturity	Value
	MEDIA - 0.2%
$ 53,000	Clear Channel Communications, Inc. ^	5.500%	9/15/2014	$ 51,476
46,000	Clear Channel Communications, Inc. ^	11.000%	8/1/2016	40,595
21,000	Clear Channel Communications, Inc. ^	5.500%	12/15/2016	15,934
				108,005
	OIL & GAS - 0.2%
36,000	Drill Rigs Holdings, Inc. -144A ^	6.500%	10/1/2017	35,910
26,000	Endeavour International Corp. ^	12.000%	3/1/2018	24,960
48,000	EPL Oil & Gas, Inc. ^	8.250%	2/15/2018	49,440
				110,310
	RETAIL - 0.4%
41,000	Bon-Ton Department Stores, Inc. ^	10.625%	7/15/2017	41,154
26,000	Claire's Stores, Inc. ^	8.875%	3/15/2019	27,203
30,000	JC Penny Corp., Inc. ^	6.875%	10/15/2015	29,812
20,000	JC Penny Corp., Inc. ^	7.950%	4/1/2017	19,250
35,000	Neebo, Inc. - 144A ^	15.000%	6/30/2016	36,400
3,500	Neebo, Inc. ^	15.000%	6/30/2016	3,640
26,000	New Albertsons, Inc. ^	7.450%	8/1/2029	20,377
31,000	New Albertsons, Inc. ^	7.750%	6/15/2026	23,715
				201,551
	TELECOMMUNICATIONS - 0.1%
35,000	Alaska Communications Systems Group, Inc. - 144A @ ^	6.250%	5/1/2018	27,541

	TOTAL BONDS & NOTES ( Cost - $7,392,241)			7,602,247

	PRIVATE NOTES - 7.5%
3,500,000	Aequitas Capital (a)	15.000%	7/5/2013	3,500,000
	TOTAL PRIVATE NOTES ( Cost - $3,500,000)

Contracts**
	OPTIONS PURCHASED * - 0.3%
	CALL OPTIONS PURCHASED - 0.2%
	Advanced Micro Devices, Inc.
357	Expiration August 2013, Exercise Price $4.50			7,497
	Alaska Communications Systems Group, Inc.
47	Expiration October 2013, Exercise Price $2.50			470
	Amarin Corp. PLC - ADR
79	Expiration September 2013, Exercise Price $16.00			474
	Apple, Inc.
12	Expiration July 2013, Exercise Price $400.00			15,960
	Broadcom Corp.
109	Expiration July 2013, Exercise Price $35.00			2,834
	Equinix, Inc.
5	Expiration September 2013, Exercise Price $200.00			3,450

The accompanying notes are an integral part of these financial statements.

SCA Directional Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Contracts**		Value
	CALL OPTIONS PURCHASED - 0.2% (CONTINUED)
	Intercontinental Exchange, Inc.
13	Expiration July 2013, Exercise Price $175.00	$ 8,775
	iShares Russell 2000 ETF
9	Expiration July 2013, Exercise Price $97.00	1,260
	J.P. Morgan Chase & Co.
58	Expiration July 2013, Exercise Price $50.00	17,400
	United Continental Holdings, Inc.
50	Expiration July 2013, Exercise Price $32.00	3,550
	Verisign, Inc.
30	Expiration July 2013, Exercise Price $45.00	1,890
	Windstream Corp.
73	Expiration August 2013, Exercise Price $9.00	511
	Yelp, Inc.
20	Expiration July 2013, Exercise Price $30.00	10,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $77,488)	74,071

	PUT OPTIONS PURCHASED - 0.1%
	American Express Co.
25	Expiration July 2013, Exercise Price $65.00	250
	EMC Corp.
73	Expiration July 2013, Exercise Price $23.00	1,679
	iShares MSCI Emerging Markets Index
127	Expiration July 2013, Exercise Price $38.00	6,477
	SPDR S&P 500 ETF Trust
109	Expiration July 2013, Exercise Price $157.00	13,952
	SPDR S&P 500 ETF Trust
65	Expiration July 2013, Exercise Price $160.00	14,560
	SPDR S&P 500 ETF Trust
26	Expiration July 2013, Exercise Price $161.00	6,916
	TOTAL PUT OPTIONS PURCHASED (Cost - $60,364)	43,834

	TOTAL OPTIONS PURCHASED ( Cost - $137,852)	117,905

	TOTAL INVESTMENTS ( Cost - $35,641,961) (c) - 81.8%	$ 38,056,275
	SECURITIES SOLD SHORT ( Proceeds - $2,115,531)(c) - (4.6)%	(2,156,126)
	OPTION CONTRACTS WRITTEN (Premiums Received - $65,592)(c) - (0.2)%	(63,925)
	OTHER ASSETS LESS LIABILITIES - 23.0%	10,678,419
	NET ASSETS - 100.0%	$ 46,514,643

	SECURITIES SOLD SHORT* - (4.6) %
	COMMON STOCKS - (3.7)%
Shares	BUILDING MATERIALS - (0.1)%
(982)	Apogee Enterprises, Inc.	$ (23,567)
(1,222)	Boise Cascade Co.	(31,051)
(314)	Trex Co., Inc.	(14,912)
		(69,530)

The accompanying notes are an integral part of these financial statements.

SCA Directional Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	COMMERCIAL SERVICES - (0.4)%
(745)	ADT Corp.	$ (29,688)
(899)	DeVry, Inc.	(27,887)
(4,300)	Sotheby's Holdings, Inc.	(163,013)
		(220,588)
	COMPUTERS - (0.3)%
(5,200)	Fortinet, Inc.	(91,000)
(560)	Jack Henry & Associates, Inc.	(26,393)
(964)	Synaptics, Inc.	(37,172)
		(154,565)
	ELECTRONICS - (0.5)%
(2,153)	FARO Technologies, Inc.	(72,814)
(1,217)	Itron, Inc.	(51,637)
(3,157)	National Instruments Corp.	(88,207)
		(212,658)
	ENGINEERING & CONSTRUCTION - (0.1)%
(676)	Chicago Bridge & Iron Co.	(40,330)
(301)	Jacobs Engineering Group, Inc.	(16,594)
		(56,924)
	ENTERTAINMENT - (0.1)%
(1,609)	National CineMedia, Inc.	(27,176)

	FOOD - (0.1)%
(829)	Lancaster Colony Corp.	(64,654)

	HAND/MACHINE TOOLS - (0.2)%
(573)	Lincoln Electric Holdings, Inc.	(32,816)
(459)	Snap-On, Inc.	(41,025)
		(73,841)
	HOUSEWARES - (0.2)%
(2,835)	Newell Rubbermaid, Inc.	(74,419)

	INTERNET - (0.3)%
(3,000)	VeriSign, Inc.	(133,980)
(700)	YY, Inc. - ADR	(18,781)
		(152,761)
	MACHINERY - DIVERSIFIED - (0.1)%
(1,191)	IDEX Corp.	(64,088)

	MISCELLANEOUS MANUFACTURING - (0.1)%
(467)	Actuant Corp.	(15,397)

	OIL & GAS - (0.1)%
(1,412)	Trican Well Service Ltd.	(18,832)

	PHARMACEUTICALS - (0.1)%
(519)	Neogen Corp.	(28,836)

The accompanying notes are an integral part of these financial statements.

SCA Directional Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	REITS - (0.1)%
(224)	Coresite Realty Corp.	$ (7,125)
(112)	Digital Realty Trust, Inc.	(6,832)
(4,752)	Hersha Hospitality Trust	(26,801)
(901)	Weyerhaeuser Co.	(25,669)
		(66,427)
	RETAIL - (0.2)%
(460)	Cabela's, Inc.	(29,790)
(889)	Genesco, Inc.	(59,554)
		(89,344)
	SEMICONDUCTORS - (0.3)%
(983)	Cabot Microelectronics Corp.	(32,449)
(1,319)	Hittite Microwave Corp.	(76,502)
(2,140)	Silicon Image, Inc.	(12,519)
		(121,470)
	SOFTWARE - (0.2)%
(396)	Bottomline Technologies, Inc.	(10,015)
(4,600)	Electronic Arts, Inc.	(105,662)
		(115,677)
	TELECOMMUNICATIONS - (0.1)%
(476)	ViaSat, Inc.	(34,015)

	TRANSPORTATION - (0.1)%
(972)	Hub Group, Inc. - Class A	(35,400)
(1,028)	Werner Enterprises, Inc.	(24,847)
		(60,247)

	TOTAL COMMON STOCKS - (Proceeds - $1,686,999)	(1,721,449)

	EXCHANGE TRADED FUNDS - (0.9)%
	COMMODITY FUNDS - (0.1)%
(682)	iShares Silver Trust	(12,938)

	EQUITY FUNDS - (0.8)%
(327)	Energy Select Sector SPDR Fund	(25,624)
(187)	Industrial Select Sector SPDR Fund	(7,961)
(1,382)	iShares Russell 2000 Index Fund	(134,275)
(3,157)	Market Vectors Semiconductor ETF	(118,987)
(479)	SPDR S&P Homebuilders ETF	(14,092)
(3,949)	Technology Select Sector SPDR Fund	(120,800)
		(421,739)

	TOTAL EXCHANGE TRADED FUNDS - (Proceeds - $428,532)	(434,677)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $2,115,531)	(2,156,126)

The accompanying notes are an integral part of these financial statements.

SCA Directional Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Contracts***		Value
	OPTIONS CONTRACTS WRITTEN * - (0.2)%
	CALL OPTIONS CONTRACTS WRITTEN - (0.1)%
	American Express Co.
(25)	Expiration July 2013, Exercise Price $70.00	$ (12,750)
	AOL, Inc.
(24)	Expiration July 2013, Exercise Price $43.00	(120)
	Digital Generation, Inc.
(9)	Expiration August 2013, Exercise Price $7.50	(495)
	EMC Corp.
(86)	Expiration July 2013, Exercise Price $25.00	(688)
	iShares MSCI Emerging Markets ETF
(127)	Expiration July 2013, Exercise Price $40.00	(4,064)
	S&P 500 Index
(3)	Expiration July 2013, Exercise Price $1,650.00	(1,667)
	S&P 500 Index
(3)	Expiration July 2013, Exercise Price $1,670.00	(867)
	S&P 500 Index
(3)	Expiration August 2013, Exercise Price $1,645.00	(4,643)
	S&P 500 Index
(3)	Expiration August 2013, Exercise Price $1,625.00	(6,103)
	SPDR S&P 500 ETF Trust
(229)	Expiration July 2013, Exercise Price $163.50	(4,351)
	TOTAL CALL OPTIONS CONTRACTS WRITTEN (Premiums Received - $33,768)	(35,748)

	PUT OPTIONS CONTRACTS WRITTEN - (0.1) %
	Amarin Corp. PLC
(19)	Expiration September 2013, Exercise Price $7.00	(3,050)
	AOL, Inc.
(20)	Expiration July 2013, Exercise Price $38.00	(3,400)
	Ashland, Inc.
(3)	Expiration July 2013, Exercise Price $80.00	(240)
	Ashland, Inc.
(5)	Expiration July 2013, Exercise Price $85.00	(1,350)
	Capital One Financial Corp.
(3)	Expiration July 2013, Exercise Price $50.00	(24)
	Equinix, Inc.
(5)	Expiration September 2013, Exercise Price $160.00	(2,000)
	Facebook, Inc.
(8)	Expiration July 2013, Exercise Price $22.00	(8)
	Goldman Sachs Group, Inc.
(11)	Expiration July 2013, Exercise Price $150.00	(3,795)
	SPDR S&P 500 ETF Trust
(26)	Expiration July 2013, Exercise Price $155.00	(2,314)
	SPDR S&P 500 ETF Trust
(44)	Expiration July 2013, Exercise Price $149.00	(1,276)
	SPDR S&P 500 ETF Trust
(65)	Expiration July 2013, Exercise Price $150.00	(2,145)

The accompanying notes are an integral part of these financial statements.

	SCA Directional Fund
	PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Contracts***			Value
	PUT OPTIONS CONTRACTS WRITTEN (Continued) - (0.1) %
	SPDR S&P 500 ETF Trust
(65)	Expiration August 2013, Exercise Price $150.00		$ (7,345)
	VeriSign, Inc.
(30)	Expiration August 2013, Exercise Price $40.00		(1,230)
		TOTAL PUT OPTIONS CONTRACTS WRITTEN (Premiums Received - $31,824)	(28,177)

		TOTAL OPTIONS CONTRACTS WRITTEN - (Premiums Received - $65,592)	$ (63,925)

* Non-Income producing security
** Each Purchased Call/Put Option contract allows the Fund to purchase/sell 100 shares of the underlying security at the exercise price.
*** Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.
^ All or part of the security was held as collateral for securities sold short as of June 30, 2013.
	# Subject to call option written
	+ Structured Note
	@ - Convertible bond
144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $376,980 or 0.8% of net assets
	ABS - Asset-Backed Security
	ADR - American Depositary Receipt
	REIT - Real Estate Investment Trust
	PLC - Public Limited Company

(a) Securities for which market quotations are not readily available.  The aggregate value of such securities is $5,884,693 or 12.7% of net assets and they have been fair valued under procedures by the Fund's Board of Trustees.

	(b) Defaulted on interest payments; non-income producing security
(c) Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes, including short sales and written options is $33,642,686 and differs from market value by unrealized appreciation (depreciation) of
	securities, short sales and written options as follows:
		Unrealized Appreciation:	$ 2,708,882
		Unrealized Depreciation:	(515,344)
		Net Unrealized Appreciation:	$ 2,193,538

The accompanying notes are an integral part of these financial statements.

SCA Funds
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2013
	SCA Absolute Return Fund	SCA Directional Fund
ASSETS
Investment securities:
At cost	$ 39,331,096	$ 35,641,961
At value	$ 40,455,920	$ 38,056,275
Cash	12,341,072	10,261,377
Deposits with Broker	3,044,457	1,704,272
Receivable for securities and options sold	426,853	315,153
Receivable for Fund shares sold	113,331	104,402
Dividends and interest receivable	204,322	169,315
Prepaid expenses and other assets	8,913	6,807
TOTAL ASSETS	56,594,868	50,617,601

LIABILITIES
Option Contracts Written - (premiums received $73,725 and $65,592, respectively)	67,602	63,925
Securities Sold Short (proceeds - $2,292,273 and $2,115,531, respectively)	2,311,609	2,156,126
Payable for Securities and Options Purchased	2,405,756	1,553,024
Dividends and interest payable	1,793	1,826
Investment advisory fees payable	83,712	78,777
Fees payable to other affiliates	12,121	12,095
Payable for Fund shares repurchased	220,847	202,699
Distribution (12b-1) fees payable	10,732	9,713
Accrued expenses and other liabilities	26,293	24,773
TOTAL LIABILITIES	5,140,465	4,102,958
NET ASSETS	$ 51,454,403	$ 46,514,643

Net Assets Consist Of:
Paid in capital	$ 50,750,964	$ 43,141,567
Accumulated net investment loss	(261,294)	(512,749)
Accumulated net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	(146,878)	1,510,438
Net unrealized appreciation on investments, options written, securities sold short and foreign currency translations	1,111,611	2,375,387
NET ASSETS	$ 51,454,403	$ 46,514,643

Net Asset Value Per Share:
Net Assets	$ 51,454,403	$ 46,514,643
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	5,107,484	4,333,487
Net asset value, offering price and redemption price per share (Net assets/Shares of beneficial interest outstanding)	$ 10.07	$ 10.73

The accompanying notes are an integral part of these financial statements.

SCA Funds
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2013

	SCA Absolute Return Fund	SCA Directional Fund
INVESTMENT INCOME
Dividend Income (net of $1,809 and $1,430 foreign withholding taxes, respectively)	$ 697,328	$ 446,281
Interest Income	563,309	226,680
TOTAL INVESTMENT INCOME	1,260,637	672,961

EXPENSES
Investment advisory fees	1,002,864	889,258
Distribution (12b-1) fees	128,572	114,008
Dividends and interest on securities sold short	89,711	91,531
Margin interest/brokerage fees	57,813	50,804
Administrative services fees	82,711	76,502
Accounting services fees	44,999	44,364
Professional fees	38,048	35,002
Registration fees	38,044	37,047
Compliance officer fees	34,478	30,501
Transfer agent fees	18,998	19,428
Custodian fees	17,125	16,310
Printing and postage expenses	8,705	7,706
Trustees' fees and expenses	7,123	7,113
Other expenses	5,039	6,496
Insurance expense	2,600	2,046
Non 12b-1 shareholder servicing expense	386	354
TOTAL EXPENSES	1,577,216	1,428,470

NET INVESTMENT LOSS	(316,579)	(755,509)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN,
SECURITIES SOLD SHORT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	921,037	2,319,572
Options Written	676,223	713,990
Securities Sold Short	(886,966)	(967,754)
Foreign Currency Transactions	(425)	-
Capital Gain Distributions from Underlying Investment Companies	16,624	13,138

Net change in unrealized appreciation (depreciation) on:
Investments	805,773	1,945,789
Options Written	(14,470)	(19,435)
Securities Sold Short	(64,845)	(54,484)
Foreign Currency Translations	(2,236)	160
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS WRITTEN,
SECURITIES SOLD SHORT AND FOREIGN CURRENCY TRANSACTIONS	1,450,715	3,950,976

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,134,136	$ 3,195,467

The accompanying notes are an integral part of these financial statements.

SCA Funds
STATEMENTS OF CHANGES IN NET ASSETS

	SCA Absolute Return Fund

	For the	For the
	Year Ended	Period Ended
	June 30, 2013	June 30, 2012 (a)
FROM OPERATIONS
Net investment loss	$ (316,579)	$ (404,946)
Net realized gain (loss) from investments and foreign currency transactions	726,493	(207,516)
Net change in unrealized appreciation on investments and
foreign currency translations	724,222	387,389
Net increase (decrease) in net assets resulting from operations	1,134,136	(225,073)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ($0.00 and $0.01, respectively)	-	(43,490)
From net realized gains ($0.05 and $0.00, respectively)	(238,866)	-
Net decrease in net assets from distributions to shareholders	(238,866)	(43,490)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	21,659,804	66,561,298
Distributions reinvested	196,149	36,236
Redemption fee proceeds	-	6,761
Payments for shares redeemed	(25,973,358)	(11,659,194)
Net increase (decrease) in net assets from shares of beneficial interest	(4,117,405)	54,945,101

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,222,135)	54,676,538

NET ASSETS
Beginning of Period	54,676,538	-
End of Period *	$ 51,454,403	$ 54,676,538
* Includes accumulated net investment loss of:	$ (261,294)	$ (415,105)

SHARE ACTIVITY
Shares Sold	2,145,296	6,692,809
Shares Reinvested	19,615	3,668
Shares Redeemed	(2,579,346)	(1,174,558)
Net increase (decrease) in shares of beneficial interest outstanding	(414,435)	5,521,919

(a) The Fund commenced operations September 8, 2011.

The accompanying notes are an integral part of these financial statements.

SCA Funds
STATEMENTS OF CHANGES IN NET ASSETS

	SCA Directional Fund

	For the	For the
	Year Ended	Period Ended
	June 30, 2013	June 30, 2012 (a)
FROM OPERATIONS
Net investment loss	$ (755,509)	$ (439,249)
Net realized gain from investments and foreign currency transactions	2,078,946	77,506
Net change in unrealized appreciation on investments and
foreign currency translations	1,872,030	503,357
Net increase in net assets resulting from operations	3,195,467	141,614

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ($0.00 and $0.01, respectively)	-	(33,762)
From net realized gains ($0.01 and $0.00, respectively)	(54,689)	-
Net decrease in net assets from distributions to shareholders	(54,689)	(33,762)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	21,413,154	54,493,702
Distributions reinvested	46,074	27,675
Redemption fee proceeds	-	1,997
Payments for shares redeemed	(23,955,100)	(8,761,489)
Net increase (decrease) in net assets from shares of beneficial interest	(2,495,872)	45,761,885

TOTAL INCREASE IN NET ASSETS	644,906	45,869,737

NET ASSETS
Beginning of Period	45,869,737	-
End of Period *	$ 46,514,643	$ 45,869,737
* Includes accumulated net investment loss of:	$ (512,749)	$ (270,271)

SHARE ACTIVITY
Shares Sold	2,052,369	5,444,175
Shares Reinvested	4,495	2,793
Shares Redeemed	(2,298,044)	(872,301)
Net increase (decrease) in shares of beneficial interest outstanding	(241,180)	4,574,667

(a) The Fund commenced operations September 8, 2011.

The accompanying notes are an integral part of these financial statements.

SCA Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	SCA Absolute Return Fund

	For the		For the Period
	Year Ended		Ended
	June 30, 2013		June 30, 2012 (1)

Net Asset Value, Beginning of Period	$ 9.90		$ 10.00
From Operations:
Net investment loss (a)	(0.06)		(0.09)
Net realized and unrealized gain
from investments and foreign currency	0.28		0.00	(e)
Total from operations	0.22		(0.09)

Distributions to shareholders from
Net investment income	-		(0.01)
Net realized gain	(0.05)		-
Total distributions	(0.05)		(0.01)

Paid in capital from redemption fees (a)	-		0.00	(e)

Net Asset Value, End of Period	$ 10.07		$ 9.90

Total Return (b)	2.21%		(0.91)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 51,454		$ 54,677
Ratio of expenses to average net assets,
before reimbursement and waivers (g)	3.07%		2.94%	(c)
net of reimbursement and waivers (g)	3.07%	(f)	2.61%	(c)
Ratio of net investment loss to average net assets (g)(h)	(0.62)%		(1.10)%	(c)
Portfolio turnover rate	152%		58%	(d)

__________
(1) The SCA Absolute Return Fund commenced operations on September 8, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Not annualized.
(e) Amount less than $0.01 per share.
(f) Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 2.78% for the year ended June 30, 2013.
(g) Does not include the expenses of the other investment companies in which the Fund invests.
(h) Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

SCA Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	SCA Directional Fund

	For the		For the Period
	Year Ended		Ended
	June 30, 2013		June 30, 2012 (1)

Net Asset Value, Beginning of Period	$ 10.03		$ 10.00
From Operations:
Net investment loss (a)	(0.17)		(0.13)
Net realized and unrealized gain
from securities	0.88		0.17
Total from investments and foreign currency	0.71		0.04

Distributions to shareholders from
Net investment income	-		(0.01)
Net realized gain	(0.01)		-
Total distributions	(0.01)		(0.01)

Paid in capital from redemption fees (a)	-		0.00	(e)

Net Asset Value, End of Period	$ 10.73		$ 10.03

Total Return (b)	7.11%		0.40%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 46,515		$ 45,870
Ratio of expenses to average net assets,
before reimbursement and waivers (g)	3.13%		3.03%	(c)
net of reimbursement and waivers (g)	3.13%	(f)	2.70%	(c)
Ratio of net investment loss to average net assets (g)(h)	(1.66)%		(1.56)%	(c)
Portfolio turnover rate	140%		52%	(d)

__________
(1) The SCA Directional Fund commenced operations on September 8, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Not annualized.
(e) Amount less than $0.01 per share
(f) Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 2.82% for the year ended June 30, 2013.
(g) Does not include the expenses of the other investment companies in which the Fund invests.
(h) Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

The SCA Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

1.

ORGANIZATION

The SCA Absolute Return Fund and the SCA Directional Fund (the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as non-diversified, open-end management investment companies.  The primary investment objective of the SCA Absolute Return Fund is to seek to generate positive absolute returns with less volatility than traditional equity markets. The primary investment objective of the SCA Directional Fund is to seek returns similar to equities with less volatility than traditional equity markets.  The Funds offer two share classes designated as Investor Class and Class A. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges.  Class A has not commenced operations.  The Funds commenced operations on September 8, 2011.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Equity options are priced using last trade price, if there is no trading for the day it will default to the bid price.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:

The SCA Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

 (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the

The SCA Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2013 for the Funds’ assets and liabilities measured at fair value:

SCA Absolute Return Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$ 15,616,461	$ -	$ 20,325	$ 15,636,786
Preferred Stock	-	-	-	$ -
Mutual Funds	5,479,277	-	-	$ 5,479,277
Hedge Fund	-	3,183,729	-	$ 3,183,729
Exchange Traded Funds	4,342,475	-	-	$ 4,342,475
Preferred Stock	39,023	-	-	$ 39,023
Bonds & Notes*	-	7,958,785	-	$ 7,958,785
Private Notes	-	-	3,700,000	$ 3,700,000
Options Purchased	115,845	-	-	$ 115,845
Money Market Fund	-	-	-	$ -
U.S. Government	-	-	-	$ -
Total	$ 25,593,081	$ 11,142,514	$ 3,720,325	$ 40,455,920

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stocks*	$ 1,773,618	$ -	$ -	$ 1,773,618
Exchange Traded Funds	537,991	-	-	$ 537,991
Bonds Sold Short	-	$ -	-	$ -
Options Contracts Written	50,449	17,153	-	$ 67,602
Total	$ 2,362,058	$ 17,153	$ -	$ 2,379,211

SCA Directional Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$ 11,990,398	$ -	$ 13,566	$ 12,003,964
Preferred Stock	-	-	-	$ -
Mutual Funds	9,229,272	-	-	$ 9,229,272
Hedge Fund	-	2,371,127	-	$ 2,371,127
Exchange Traded Funds	3,205,745	-	-	$ 3,205,745
Preferred Stock	26,015	-	-	$ 26,015
Bonds & Notes*	-	7,602,247	-	$ 7,602,247
Private Notes			3,500,000	$ 3,500,000
Options Purchased	117,905	-	-	$ 117,905
Money Market Fund	-	-	-	$ -
U.S. Government	-	-	-	$ -
Total	$ 24,569,335	$ 9,973,374	$ 3,513,566	$ 38,056,275

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stocks*	$ 1,721,449	$ -	$ -	$ 1,721,449
Exchange Traded Funds	434,677	-	-	$ 434,677
Bonds Sold Short	-	$ -	-	$ -
Options Contracts Written	50,645	13,280	-	$ 63,925
Total	$ 2,206,771	$ 13,280	$ -	$ 2,220,051

*Please refer to the Portfolios of Investments for industry classifications.

There were no transfers into or out of Level 1 and Level 2.   During the fiscal year ended June 30, 2013, transfers between Level 2 and 3 are listed in the table below.

It is the each Fund’s policy to recognize transfers into or out of Level 1, Level 2, or Level 3 at the end of the reporting period.

The SCA Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

SCA Absolute Return Fund	Hedge Fund	Total
Transfers into Level 2 from Level 1	$ -	$ -
Transfers from Level 3 into Level 2	(3,183,729)	(3,183,729)
Net Transfers in/(Out) of Level 3	$ (3,183,729)	$ (3,183,729)

SCA Directional Fund	Hedge Fund	Total
Transfers into Level 2 from Level 1	$ -	$ -
Transfers from Level 3 into Level 2	(2,371,127)	(2,371,127)
Net Transfers in/(Out) of Level 3	$ (2,371,127)	$ (2,371,127)

There were no transfers from Level 1 to Level 2.  Transfers that were made out of Level 3 represent securities that are currently receiving valuation information based on observable inputs and is being valued based on daily performance figures of the underlying holdings of the security.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	SCA Absolute Return Fund
	Private Note	Hedge Fund	Common Stocks	Total
Beginning Balance	$ 2,200,000	$ 3,025,232	$ -	$ 5,225,232
Total realized gain (loss)	-	-	-	-
Change in unrealized appreciation (depreciation)	-	158,497	-	158,497
Cost of purchases	1,500,000	-	-	1,500,000
Proceeds from sales	-	-	-	-
Net Transfers in/out of Level 3	-	(3,183,729)	20,325	(3,163,404)
Ending balance	$ 3,700,000	$ -	$ 20,325	$ 3,720,325

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2013 includes:

$ -	$ -	$ (4,759)	$ (4,759)

	SCA Directional Fund
	Private Note	Hedge Fund	Common Stocks	Total
Beginning Balance	$ -	$ 1,512,616	$ -	$ 1,512,616
Total realized gain (loss)	-	-	-	-
Change in unrealized appreciation (depreciation)	-	108,511	-	108,511
Cost of purchases	3,500,000	750,000	-	4,250,000
Proceeds from sales	-	-	-	-
Net Transfers in/out of Level 3	-	(2,371,127)	13,566	(2,357,561)
Ending balance	$ 3,500,000	$ -	$ 13,566	$ 3,513,566

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2013 includes:

$ -	$ -	$ (3,215)	$ (3,215)

The significant unobservable inputs used in the fair value measurement of each Fund’s Level 3 Private Note investments are (1) review of current assets held by the investment (2) review of the investment’s interest payments to verify that they continue to be received in a timely fashion (3) receipt of the investment’s interim financial statements as of June 30, 2013.  Significant changes in any of these inputs could result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of each Fund’s Level 3 Common Stock investments are (1) review of current assets held by the investment. (2) review of any market quotations available

The SCA Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

 on the exchange.  (3) review of any liquidation distributions for each security.  Significant changes in any of these inputs could result in a significantly lower or higher fair value measurement.

Genesis Capital, LLC (the “Advisor”) fair values the investment in Hedge Funds based on the daily performance of the underlying holdings of the Hedge Fund.  This daily performance report is received from the administrator of the Hedge Fund.  The price of the Hedge Fund is back tested on a monthly basis and reviewed by the Fund’s fair valuation committee on a regular basis.  The Fund is restricted in the disposition of the Hedge Fund.  It can take the Fund 30 to 90 days to sell the security.  The Hedge Fund is considered illiquid due to the nature of the disposition time frame.

Exchange Traded Funds - The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes the Fund invests in, which may make it difficult for the Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation.  The Funds bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.

Short Sales – A "short sale" is a transaction in which the Funds sell a security they do not own but have borrowed in anticipation that the market price of that security will decline.  The Funds are obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Funds replace the borrowed security, the Funds will incur a loss, potentially unlimited in size.  Conversely, if the price declines, the Funds will realize a gain, limited to the price at which the Funds sold the security short.

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk.  When the Funds write put and call options, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio.  If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related

The SCA Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

 transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Funds as of June 30, 2013:

SCA Absolute Return Fund

Statements of Assets and Liabilities	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Statement of Assets and Liabilities	Value	Statement of Assets and Liabilities	Value

Equity contracts	Investment Securities	$ 115,845	Option Contracts Written	$ 67,602

SCA Directional Fund

Statements of Assets and Liabilities	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Statement of Assets and Liabilities	Value	Statement of Assets and Liabilities	Value

Equity contracts	Investment Securities	$ 117,905	Option Contracts Written	$ 63,925

The effect of Derivative Instruments on the Statements of Operations for the year ended June 30, 2013:

SCA Absolute Return Fund

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Equity contracts	Net realized gain (loss) on options written/
	Net change in unrealized appreciation (depreciation) on options written	$ 676,223	$ (14,470)

Equity contracts	Net realized gain (loss) on investmens/
	Net change in unrealized appreciation (depreciation) on investments	$ (432,719)	$ 7,451

The SCA Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

SCA Directional Fund

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Equity contracts	Net realized gain (loss) on options written/
	Net change in unrealized appreciation (depreciation) on options written	$ 713,990	$ (19,435)

Equity contracts	Net realized gain (loss) on investments/
	Net change in unrealized appreciation (depreciation) on investments	$ (367,707)	$ (590)

The derivative instruments outstanding as of June 30, 2013 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Funds’ 2012 tax returns or expected to be taken on the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska State. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date.  The Funds will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from those estimates.

The SCA Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Genesis Capital, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.95% of the average daily net assets of each Fund.  For the year ended June 30, 2013, the Adviser earned advisory fees of $1,002,864 and $889,258 for the SCA Absolute Return Fund and the SCA Directional Fund, respectively. The Adviser manages a portion of the Funds’ portfolios directly and allocates the remaining balance of the Funds’ assets among the Funds’ sub-advisers.  The Funds’ sub-advisers are Coe Capital Management, LLC, Phineus Partners LP, SeaBridge Investment Advisors, LLC, Tiburon Capital Management, LLC, and V2 Capital, LLC.  Battenkill Capital Management, Inc. and Inflection Partners, Inc. were sub-advisers for each Fund during the year but are no longer sub-advisers as-of February 1, 2013 and May 15, 2013, respectively.  V2 Capital, LLC began as sub-advisor for each Fund on June 12, 2013. The Adviser pays each sub-adviser a portion of its advisory fee.

The Adviser has contractually agreed to waive all or part of its fees and/or make payments to limit Fund expenses (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) at least until October 31, 2013, so that the total annual operating expenses of the Funds do not exceed 2.95% for SCA Absolute Return Fund and 2.95% for SCA Directional Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.  No amounts were waived or reimbursed during the year ended June 30, 2013.

Pursuant to separate servicing agreements with Gemini Fund Services (“GFS,”) the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Funds.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Trust, with respect to the Funds, has adopted, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Funds may pay 0.25% per year of the average daily net assets of each Fund for such distribution and shareholder service activities.  For the year ended June 30, 2013, the Funds incurred distribution fees of $128,572 and $114,008 for SCA Absolute Return Fund and SCA Directional Fund, respectively.

The SCA Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

Amounts due to GFS for these various services as of June 30, 2013 are reported in the Statements of Assets and Liabilities as “Fees payable to other affiliates”.

Trustees – Effective April 1, 2013, each Trustee who is not affiliated with the Trust or an investment adviser or sub-adviser to any series of the Trust will receive a quarterly fee of $27,625 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred.  Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $21,500.  Effective July 1, 2013, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a $30,000 annual fee, and the Audit Committee Chairman receives a $15,000 annual fee, each to be paid quarterly, allocated between the Northern Lights Fund Trust and Northern Lights Variable Trust.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser or sub-adviser depending on the circumstances necessitating the Special Meeting.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2013, amounted to:

Fund	Purchases	Sales
SCA Absolute Return Fund	$ 64,476,321	$ 74,619,865
SCA Directional Fund	$ 53,978,443	$ 59,767,007

5.           OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Funds during the year ended June 30, 2013, were as follows:

	SCA Absolute Return Fund
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	1,206	$ 55,143
Options written	26,460	2,790,832
Options closed	(14,582)	(2,305,296)
Options exercised	(2,622)	(145,957)
Options expired	(9,694)	(320,997)
Options outstanding, end of year	768	$ 73,725

	SCA Directional Fund
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	1,228	$ 53,534
Options written	31,910	4,425,916
Options closed	(18,265)	(3,902,430)
Options exercised	(2,947)	(154,394)
Options expired	(11,110)	(357,034)
Options outstanding, end of year	816	$ 65,592

The SCA Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the following periods was as follows:

For fiscal year ended	Ordinary	Long-Term	Total
6/30/2013	Income	Capital Gain	Distributions
SCA Absolute Return Fund	$ 28,084	$ 210,782	$ 238,866
SCA Directional Fund	-	54,689	54,689

For fiscal period ended	Ordinary	Long-Term	Total
6/30/2012	Income	Capital Gain	Distributions
SCA Absolute Return Fund	$ 43,490	$ -	$ 43,490
SCA Directional Fund	33,762	-	33,762

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Other	Post Octover	Unrealized	Total
	Ordinary	Long-Term	Book/Tax	Loss and	Appreciation/	Accumulated
	Income	Gains	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
SCA Absolute Return Fund	$ -	$ -	$ (33,768)	$ (107,951)	$ 845,158	$ 703,439
SCA Directional Fund	-	1,622,491	(38,401)	(404,552)	2,193,538	3,373,076

The difference between book basis and tax basis unrealized appreciation, accumulated net investment losses and accumulated net realized gain / (loss) from investments and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on passive foreign investment companies, and adjustments for, real estate investment trusts, C-Corporations, and publicly traded partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
SCA Absolute Return Fund	$ 107,951
SCA Directional Fund	404,552

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency gains/ (losses), and net operating losses, adjustments related to real estate investment trusts, C-Corporations, publicly traded partnerships and passive foreign investment companies, and adjustments for the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days, resulted in reclassification for the year ended June 30, 2013 as follows:

The SCA Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

7.

INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies.  The Funds will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Funds’ net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2013, the SCA Funds were invested in the following restricted securities:

SCA Absolute Return Fund

Security	Initial Acquisition Date	Shares	Cost	Value	% of Net Assets
Aequitas Capital	12/21/2011	2,200,000	$2,200,000	$2,200,000	4.3%
Aequitas Capital	04/05/2013	1,500,000	$1,500,000	$1,500,000	2.9%
Raven Rock Credit Fund, LP	06/01/2012	3,000,000	$3,000,000	$3,183,729	6.2%

SCA Directional Fund

Security	Initial Acquisition Date	Shares	Cost	Value	% of Net Assets
Aequitas Capital	04/05/2013	3,500,000	$3,500,000	$3,500,000	7.5%
Raven Rock Credit Fund, LP	05/31/2012	2,234,292	$2,250,000	$2,371,127	5.1%

8.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU No. 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

9.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of SCA Absolute Return Fund and SCA Directional Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statements of assets and liabilities of SCA Absolute Return Fund and SCA Directional Fund, each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Funds”), including the portfolios of investments, as of June 30, 2013, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period September 8, 2011 (commencement of operations) through June 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2013 by correspondence with the custodian, brokers or other appropriate parties, or by other appropriate auditing procedures where responses by brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SCA Absolute Return Fund and SCA Directional Fund, as of June 30, 2013, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period September 8, 2011 (commencement of operations) through June 30, 2012, presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 28, 2013

SCA FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ 1950	Trustee Since 2005; Chairman of the Board since 2013.	Consultant to small and emerging businesses (since 2000).	98

AdvisorOne Funds (12 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	98	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	111

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	111	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

SCA FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ 1952	Trustee Since 2005; Chairman of the Board 2005-2013.	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	98	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-282-1100.

The SCA Funds

EXPENSE EXAMPLES (Unaudited)

June 30, 2013

As a shareholder of the Funds you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (1/1/13)	Ending Account Value (6/30/13)	Annualized Expense Ratio	Expenses Paid During the Period* (1/1/13 to 6/30/13)
Actual
SCA Absolute Return Fund	$1,000.00	$1,007.00	3.11%	$15.48
SCA Directional Fund	$1,000.00	$1,041.70	3.15%	$15.95
Hypothetical (5% return before expenses)
SCA Absolute Return Fund	$1,000.00	$1,009.37	3.11%	$15.49
SCA Directional Fund	$1,000.00	$1,009.17	3.15%	$15.69

   *Expenses Paid During Period are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the period ended June 30, 2013).

The SCA Funds

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

SCA Absolute Return Fund and SCA Directional Fund (Adviser – Genesis Capital, LLC)*

In connection with the regular meeting held on June 19 and 20, 2013, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Genesis Capital, LLC (“Genesis”) and the Trust, with respect to the SCA Absolute Return Fund (“SCA Absolute”) and SCA Directional Fund (“SCA Directional”) (each a “Fund” and collectively referred to as the “Funds”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

Counsel assisted the Trustees throughout the Advisory Agreement review process.  The Board relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that over the course of the Trustees’ relationship with Genesis, Genesis has consistently demonstrated its commitment to the Funds, and has responded well to Board feedback.  They noted that Genesis has recently hired a new head of marketing and is working with a new sales force to boost sales of the Funds’ shares.  The Trustees considered that Genesis was formed by Strategic Capital Group (“SCG”) to be the manager of a family of hedge fund of funds and these two mutual funds.  Managing approximately $119 million in assets mostly through 2 mutual funds, Genesis believes it has the advantage of leveraging the intellectual capital of SCG which is an integrated investment management firm servicing high net worth individuals, family offices, foundations and endowments.  In reviewing the key personnel responsible for servicing the Funds, the Trustees acknowledged they have extensive experience managing large pools of capital, portfolio design and construction, asset allocation, alternative investments, and estate planning and determined that they have the skills and attributes required to service and manage the Funds.  The Trustees considered the services Genesis provides to the Funds, including the identification, research and analysis of investments, due diligence and supervision of sub-advisers, and allocation of the Fund’s capital among various investment strategies.  They also considered, in an effort to generate returns with less volatility to equities, Genesis manages both Funds in a multi-strategy, diversified approach which is monitored daily.  The Trustees considered that, with respect to compliance monitoring, Genesis monitors compliance to the Funds’ investment limitations and prospectus by utilizing an investment committee to review each trade prior to execution in order to detect possible exceptions.  The Trustees also reviewed and considered the SEC deficiency letter and related affiliate litigations and confirmed with representatives of Genesis that the SEC’s deficiencies do not relate to the Funds or any investment made by the Funds.  They noted Genesis and its affiliates have retained outside counsel and an independent consulting firm to assist them in addressing the SEC’s concerns, which the Trustees believe demonstrates their commitment to compliance.  During its presentation, representatives of Genesis also explained that Genesis expects the matters raised in the recent SEC exam will be resolved favorably and will not impact its ability to manage the Funds.  After further discussion, the Trustees concluded, based on their previous experience with Genesis and its recognized commitment to the Funds, they are satisfied Genesis will continue to provide a high level of service to the Funds for the benefit of the shareholders.

Performance.

SCA Absolute Fund.  The Trustees reviewed the Fund’s performance over the last one year (0.09%) and since inception in September 2011 (1.28%), noting that it outperformed the peer group averages (0.04% and -0.63%, respectively), but underperformed the Morningstar US OE Multi-Alternative category averages (2.82% and 2.75%) and its benchmark index (3.50% and 2.24%) for each period.  They further noted that current Fund performance is not indicative of a full market cycle and Genesis is working to add quality sub-advisers to improve performance.  The Trustees concluded that the Fund’s performance is acceptable and Genesis is taking positive steps to improve performance.

SCA Directional Fund.  The Trustees concluded that the performance of the Directional Fund since inception in September 2011 (4.29%) is favorable when compared to the US OE Multi-Alternative Morningstar US category (2.75%) the peer group (2.59%) averages and the HFRX Equity Hedge Index (2.99%).  They considered the Fund has also outperformed the peer group average (1.10%) for the one year ended March 31st with returns of 2.73%, but underperformed the category average (2.82%) and index (6.02%) over the same period.  They also considered the Fund’s performance compared to the equity markets generally, and the negative impact on returns related to Genesis’s focus on reduced volatility.  The Trustees concluded that the performance of the Fund has been reasonable.

Fees and Expenses.

SCA Absolute Return.  The Trustees noted the Fund’s contractual advisory fee of 1.95% is higher than the average advisory fee charged by funds in its peer group (1.44%) and its Morningstar category (1.05%); however, it is within the range of fees charged by both the peer group (0.25% to 2.75%) and the category (0% to 2.75%).  They also considered that some of the other funds in the peer group are quite large, which may impact the advisory fee, and after fee waiver the advisory fee paid during the prior fiscal year was 1.53%.  After discussion, the Trustees concluded the advisory fee was within the range of reasonable.

SCA Directional Fund.  The Trustees noted the Fund’s advisory fee of 1.95% is higher than the advisory fee charged by funds in its peer group (1.51%) and its Morningstar category (1.05%); however, it is within the range of fees charged by both the peer group (0% to 2.30%) and the category (up to 2.75%).  They considered that some of the other funds in the peer group are quite large, which may impact the advisory fee and after fee waiver, the advisory fee paid during the prior fiscal year was 1.52%.  After discussion, the Trustees concluded the fee was within the range of reasonable.

Economies of Scale.  The Trustees considered the economies of scale and noted that Genesis agreed in its written response to the Board to consider breakpoints when asset levels for a Fund have reached $250 million for the Fund.  They further noted Genesis intends to renew the Funds’ expense cap agreement for the upcoming year.  After further discussion, the Trustees concluded that shareholders are benefiting from the expense cap and breakpoints are not necessary at this time.

Profitability.  The Trustees reviewed the profitability analysis for each Fund provided by Genesis.  They noted Genesis realized a profit in connection with its relationship with each Fund, but that in each case such profit was reasonable, in terms of percentage of revenue and actual dollars.  The Trustees concluded Genesis’s profitability was reasonable.

Conclusion.  Having requested and received such information from Genesis as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests the shareholders of the SCA Absolute Return Fund and the SCA Directional Fund.

SCA Absolute Return Fund and SCA Directional Fund (Sub-Adviser – Coe Capital Management, LLC)*

In connection with the regular meeting on June 19 and 20, 2013 the Board of the Trust, including the Independent Trustees, discussed the renewal of a sub-advisory agreement (the “Coe Sub-Advisory Agreement”) between Genesis and Coe Capital Management, LLC (“Coe”), with respect to the Funds. The Trustees noted that the Sub-Adviser previously had provided the Trustees with materials related to the proposed renewal of the Coe Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that with $370 million in assets under management, Coe is a research driven organization with a history of providing investment research and advisory services to high net worth individuals and families.  The Trustees examined the background information of the key investment personnel and were satisfied with their overall experience and expertise in portfolio management, trading, research, finance, operations, and compliance.  They noted Genesis is responsible for providing its brand of research and trading in managing their allocated portion of each Fund’s capital which will be run pari passu to other accounts managed by Coe.  The Trustees considered that by using its robust bottom up research, Genesis employs a long/short domestic strategy of small and mid-cap U.S. companies to generate returns with reduced volatility by identifying material deviations between in house modeling and analysts’ expectations.  Coe reported using several tools to manage risk, such as a lower net exposure to the market through the use of sector specific ETFs to hedge sector risk and a reliance on their strong stock research process.  The Trustees considered the sub-adviser will monitor compliance to investment limitations and the prospectus by using and reviewing several pre-trade compliance checks in addition to the review of the previous day’s trade reconciliations for proper allocation and Coe reported no material compliance or litigation issues since the last contract approval.  The Trustees concluded they are satisfied with the experience and robust research capabilities of the sub-adviser and is comfortable they will continue to deliver high quality service to the Funds for the shareholders.

Performance.

SCA Absolute Return Fund.  The Trustees reviewed the sub-adviser’s contribution to Fund performance since Coe began managing the Fund, noting that the performance (2.77%) has added positively to the Fund’s performance (1.19%) over the period.  The Trustees considered the relatively short period of performance presented but noted the sub-adviser had developed and implemented a strategy that positively impacts Fund performance.  After discussion, the Trustees concluded the period of time Coe has managed the Fund is too short for a full evaluation of performance relative to the benchmark, but the sub-adviser’s performance appeared acceptable.

SCA Direction Fund.  The Trustees reviewed the sub-adviser’s contribution to Fund performance since Coe began managing the Fund, noting that the performance (4.03%) has added positively to the Fund’s performance (3.51%) over the period.  The Trustees considered the relatively short period of performance presented but noted the sub-adviser had developed and implemented a strategy that positively impacts Fund performance.  After discussion, the Trustees concluded the period of time Coe has managed the Fund is too short for a full evaluation of performance relative to the benchmark, but the sub-adviser’s performance appeared acceptable.

Fees and Expenses.  The Trustees noted the sub-adviser receives 1.00% for its services to the Funds.  They considered Coe’s significance to each Fund’s strategy and further noted the fee is the same as the 1.00% charged to the sub-adviser’s other clients.  After discussion, in consideration of the significance of the sub-adviser’s role in each Fund’s strategy, the Trustees concluded the advisory fee charged each Fund is reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Funds.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that lack of breakpoints was acceptable.

Profitability.  The Trustees reviewed the profitability analysis provided by the sub-adviser and noted it had realized a modest profit in terms of actual dollars, and a notable profit in terms of percentage of revenue with respect to its services to each Fund.  They considered the profit realized in connection with Coe’s relationship with the Funds is less than it would have received from its typical managed account client.  After discussion, the Trustees concluded the sub-adviser’s profitability with respect to each Fund was not unreasonable.

Conclusion.  Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Coe Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that renewal of the Coe Sub-Advisory Agreement is in the best interests the shareholders of each the SCA Absolute Return Fund and the SCA Directional Fund.

SCA Absolute Return Fund and SCA Directional Fund (Sub-Adviser – Phineus Partners, LP)*

In connection with the regular meeting on June 19 and 20, 2013 the Board of the Trust, including the Independent Trustees, discussed the renewal of a sub-advisory agreement (the “Phineus Sub-Advisory Agreement”) between Genesis and Phineus Partners, LP (“Phineus”), with respect to the Funds. The Trustees noted that the Sub-Adviser previously had provided the Trustees with materials related to the proposed renewal of the Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that Phineus was founded in 2002 and currently manages approximately $132 million in assets, providing discretionary advisory services and portfolio management services to pooled investment vehicles, offshore investment funds; U.S. investment limited partnerships, and separately managed accounts.  They also reviewed the key personnel responsible for servicing the Funds and determined they have experience and expertise in global long/short equity strategies with a focus on technology, communications and media sectors, research, portfolio management, trading, and compliance.  The Trustees considered that the sub-adviser employs a fundamental and disciplined investment approach in the construction of a long/short equity portfolio that meets the investment objectives and guidelines in the case of each Fund.  Phineus reported, and the Trustees discussed, it follows its hedge fund strategy of investing in securities in “knowledge based” sectors aimed to seek high absolute returns with an equal concern for capital appreciation and capital preservation.  The Trustees viewed with satisfaction that the sub-adviser has an audited track record of more than 10 years of positive performance.  The Trustees also viewed as a positive how the sub-adviser takes a serious holistic approach to portfolio risk management examining industry and sector warning signs such as investment styles, outsized returns, excessive inflows, crowded positions, and similar themes.  With respect to compliance, the Trustees noted Phineus utilizes the more standardized risk outputs relating to market risk, credit risk, and liquidity risk, and the sub-adviser’s CCO has responsibility for monitoring compliance and regulatory matters and has access to a real-time trading and P&L reporting function to ensure the Funds are in compliance with their investment limitations and prospectus as agreed with the Fund’s adviser.  While there has been no material compliance or litigation issues reported, the Trustees noted that the sub-adviser had an SEC examination that included some weaknesses which the sub-adviser took seriously and addressed promptly to the satisfaction of the Trustees.  The Trustees concluded they are satisfied with the overall approach Phineus takes to run their advisory firm and believes they will continue to provide a high level of quality service to the Funds, which will benefit the shareholders.

Performance.

SCA Absolute Return Fund.  The Trustees reviewed the sub-adviser’s contribution to Fund performance over the last one year and since inception noting it has added positively to the Fund’s performance since inception with returns of 2.035% but slightly underperformed the Fund’s overall performance over the last year at 2.50% return compared to the Fund’s return of 2.73%.  They further noted the sub-adviser’s returns are below the HFRX Equity Hedge Index.  The Trustees considered that the relatively short period of performance presented make comparisons less meaningful, but noted the sub-adviser’s returns contributed positively to the Fund’s overall performance.  After discussion, the Trustees concluded the sub-adviser’s performance was acceptable.

SCA Directional Fund.  The Trustees noted the sub-adviser detracted from the Fund’s overall performance for the one year and since inception, returning 2.50% for the one year and 1.54% since inception, with Fund returns of 2.73% and 2.23%, respectively, for the same periods.  They noted Phineus follows the investment strategy of another fund it manages, and while its performance has not been strong recently, the Voyager Fund has frequently been ranked as a top performing fund by Barclay Hedge and Bloomberg over the past 5 years.  The Trustees concluded that the performance of Phineus for the Fund was not unreasonable.

Fees and Expenses.  The Trustees noted the sub-adviser receives 1.00% for its service to each of the Funds.  They considered that the fee was on the low end of fees charged by Phineus to its other clients which range from 1.00% - 2.00%, noting that these may also include performance fees.  After discussion, the Trustees concluded that the sub-advisory fee for each Fund is reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Funds.  They discussed the fact that based on the small allocation of Fund assets actually managed by Phineus, it is unlikely that the sub-adviser is realizing economies of scale in managing the Funds.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable.

Profitability.  The Trustees reviewed the profitability analysis provided by the sub-adviser.  They noted the sub-adviser realized a profit in connection with its relationship to the SCA Absolute Fund and the SCA Directional Fund, but determined both were far from excessive.  The Trustees concluded the sub-adviser’s profitability was reasonable.

Conclusion.  Having requested and received such information from Phineus as the Trustees believed to be reasonably necessary to evaluate the terms of the Phineus Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that renewal of the Phineus Sub-Advisory Agreement is in the best interests the shareholders of each of the SCA Funds.

SCA Absolute Return Fund and SCA Directional Fund (Sub-Adviser – SeaBridge Investment Advisors, LLC)*

In connection with the regular meeting on June 19 and 20, 2013 the Board of the Trust, including the Independent Trustees, discussed the renewal of a sub-advisory agreement (the “SeaBridge Sub-Advisory Agreement”) between Genesis and SeaBridge Investment Advisors, LLC (“SeaBridge”), with respect to the Funds. The Trustees noted that the Sub-Adviser previously had provided the Trustees with materials related to the proposed renewal of the SeaBridge Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that SeaBridge was founded in 1996, and currently manages $1.5 billion in assets while specializing in building and actively managing customized portfolios of listed global equities for individuals and institutional clients along with managing four main investment strategies.  The Trustees reviewed the background information of the key investment personnel responsible for servicing the Funds and recognizes their years of financial experience with some prestigious institutions and their experience in performing portfolio management, compliance, research, and analysis.  The Trustees noted that by using their research and fundamental analytical approach to produce data based on set criteria, the sub-adviser constructs and maintains each Fund’s portfolio seeking to generate positive absolute returns with less volatility than traditional equity markets.  The Trustees recognize that not all risk mitigation processes are perfect, and the sub-adviser addresses several risks associated with managing a portfolio notably investment risk, management risk, and operational risk and have adequate plans and resources in place to implement if necessary.  With respect to compliance, the Trustees noted the sub-adviser deals with monitoring compliance to investment limitations and the prospectus using trade program reports to perform pre-trade reviews and consult with their CCO  when necessary prior to trade execution to ensure the trades are compliant.  They considered SeaBridge has had no material compliance or litigation issues to report since the previous contract approval.  The Trustees concluded it is satisfied with the sub-adviser’s solid infrastructure and is also satisfied they will continue providing a high level of service to the Funds which will benefit the shareholders.

Performance.  SCA Absolute Return Fund.  The Trustees reviewed the sub-adviser’s contribution to Fund performance over the last one year and since inception noting it has added positively to the Fund’s performance with returns for the portion of the portfolio it manages of 17.89% over the last year and 20.00% since inception.  They further noted the sub-adviser has provided returns above with the Fund’s benchmark, the HFRX Global Hedge Fund Index (3.50% for one year and 3.25% since inception), and the sub-adviser’s benchmark, S&P 500 (14% for one year and 11.31% since inception).

SCA Directional Fund.  The Trustees noted a similarly strong performance from SeaBridge on the Directional Fund, with one year returns of 17.80% (compared to 2.73% for the Fund as a whole) and 19.91% since inception  (2.23% for the Fund as a whole).  SeaBridge also outperformed the Fund’s benchmark and the sub-adviser’s S&P 500 benchmark for both periods.  The Trustees concluded the sub-adviser’s performance for each of the Funds for the period was excellent.

Fees and Expenses.  The Trustees noted the sub-adviser receives 0.72% for its service to the Funds.  They considered that the fee is lower than the standard fee charged by SeaBridge to its other clients, and equal to the average fee for all its discretionary fee-paying accounts.  After discussion, the Trustees concluded that the sub-advisory fee paid to SeaBridge with respect to each of the SCA Funds is reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Funds.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable.

Profitability.  The Trustees reviewed the profitability analysis provided by the sub-adviser.  They noted the sub-adviser realized a modest profit in connection with its relationship to each of the Funds, but concluded it was reasonable and not excessive.

Conclusion.  Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the SeaBridge Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that renewal of the SeaBridge Sub-Advisory Agreement is in the best interests the shareholders of each of the SCA Funds.

SCA Absolute Return Fund and SCA Directional Fund (Sub-Adviser – Tiburon Capital Management, LLC)*

In connection with the regular meeting on June 19 and 20, 2013 the Board of the Trust, including the Independent Trustees, discussed the approval of a sub-advisory agreement (the “Tiburon Sub-Advisory Agreement”) between Genesis and Tiburon Capital Management, LLC (“Tiburon”), with respect to the Funds. The Trustees noted that the Tiburon Sub-Adviser previously had provided the Trustees with materials related to the proposed renewal of the Tiburon Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted Tiburon was founded in 2009 by the former portfolio manager of a major hedge fund manager and purchased by Gray & Company in October 2012; the sub-adviser specializes in managing event-driven investment strategies seeking consistent, absolute returns with limited correlation to debt and equity markets.  The Trustees reviewed the background of the key investment personnel and were satisfied with their years of experience in managing hedge funds and alternative investments along with expertise in research, accounting, operations, and compliance.  The Trustees acknowledged the sub-adviser utilized their research on a complex strategy focused on securities of distressed, stressed and/or out of favor companies and special situations in order to take advantage of market inefficiencies.  The Trustees noted that since this is a complex strategy, the sub-adviser developed enhanced practices around their policies and procedures, analytical process, comprehensive monitoring and portfolio construction and strategy allocation to assist with risk mitigation, to which the Trustees acknowledged as a positive aspect.  They noted that since the acquisition by Gray & Co., the firm has created a formal Alternative Investment Committee comprised of senior investment professionals and support staff who’s primary objective is the continuous evaluation of the investment program, strategy, assess risk factors and conduct due diligence to improve results.  While there were no material compliance or litigation issues reported, the Trustees noted the SEC performed an exam during the first quarter of 2013, and as of this review, there has been no SEC correspondence to review.  The Trustees concluded they are satisfied with the investment personnel background and experience and expertise of Tiburon and its capability of continuing to provide a high level of quality service to the Funds and their shareholders.

Performance.

SCA Absolute Return Fund.  The Trustees reviewed Tiburon’s contribution to Fund performance over the period since Tiburon began managing assets for the Fund, noting it has added positively with returns of 3.99% since it was retained in April 2012.  They further noted the sub-adviser has provided returns above the Fund’s benchmark, the HFRX Global Hedge Fund Index (3.25%) but below the sub-adviser’s benchmark, the HFRI Event Driven Index (7.89%).  The Trustees considered the relatively short period of performance presented, but noted the sub-adviser’s contribution has been strong.  After discussion, the Trustees concluded the sub-adviser’s performance was a positive contribution to the Fund.

SCA Directional Fund.  The Trustees noted Tiburon’s performance in managing a portion of the Direction also contributed to the overall performance of the Fund (3.88% since April 2012) and Tiburon outperformed the Fund’s benchmark, the HFRX Global Hedge Fund Index during the same period (3.25%).  The Trustees concluded that while Tiburon underperformed the sub-adviser’s benchmark, the HFRI event Driven Index return of 7.89%, Tiburon’s performance contributed positively to the Fund over the short time period.

Fees and Expenses.  The Trustees noted the sub-adviser receives 1.00% for its service to each of the Funds.  They considered that the fee is below the fees charged by Tiburon to its other clients of 2.00% with a 20% performance fee.  After discussion, the Trustees concluded that the sub-advisory fee is reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Funds.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable.

Profitability.  The Trustees reviewed the profitability analysis provided by the sub-adviser.  They noted the sub-adviser realized a negligible profit in connection with its relationship to each of the Funds, both in terms of percentage of revenue and actual dollars.  After a brief discussion, the Trustees concluded the sub-adviser’s profitability was reasonable with respect to each of the SCA Funds.

Conclusion.  Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Tiburon Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that renewal of the Tiburon Sub-Advisory Agreement on behalf of each Fund is in the best interests the shareholders of the SCA Funds.

SCA Absolute Return Fund and SCA Directional Fund (Sub-Adviser – V2 Capital, LLC)*

In connection with the regular meeting on May 21 and 22, 2013 the Board of the Trust, including the Independent Trustees, discussed the approval of a sub-advisory agreement (the “V2 Sub-Advisory Agreement”) between Genesis and V2 Capital, LLC (“V2”), with respect to the Funds. The Trustees noted that the Sub-Adviser previously had provided the Trustees with materials related to its proposed Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted V2 was founded in 2004, specializing in managing equity based strategies combined with proprietary option overlay strategies seeking total return with less volatility than the market and currently has approximately $252 million in assets under management for SMA clients and a hedge fund.  The Trustees reviewed background information provided on the key professionals responsible for servicing the Fund and noted the management team’s long history together and the individuals’ varied experience including experience as a market maker and as an adviser to a hedge fund, and past positions at financial institutions, asset management firms, and a CPA firm.  They noted V2 will provide SCA Funds with its full complement of services which include research, trading, compliance and analysis of positions and hedges.  They considered that V2 indicated it will manage all assets of the Fund pari-passu to the V2 Hedged Equity Strategy and has agreed to implement certain mutual fund compliance oversight.  The Trustees noted V2 would address compliance to investment guidelines by monitoring trading and reporting through the review of daily reports by its compliance personnel.  The Trustees concluded V2’s experience and stability of its key personnel is a good indication can provide a level of high quality service to the Fund and shareholders consistent with the Board’s expectations.

Performance.  Because V2 had not yet begun providing sub-advisory services to the Fund, the Trustees considered the performance of its Hedged Equity Strategy.  They noted the strategy’s positive performance over the last one year and since inception in 2010, but noted it had underperformed the S&P 500 (29.27% versus 36.45%) since inception, but outperformed a hedge fund index since inception, which returned 8.43% over the period.  They considered, however, the performance shown is net of fees and that the returns would improve under the Fund’s lower fee structure.  The Trustees discussed the consistent positive returns noting V2 was able to obtain this consistency with less volatility as compared to the overall market.  After discussion, the Trustees concluded that based on the lower risk strategy, the returns are reasonable.

Fees & Expenses.  The Trustees noted V2 proposed to charge a 1% sub-advisory fee in connection with its services to the Fund.  They considered the fee represents a “preferred rate” relative to the fees charged to its other accounts, which is also 1%, but includes a 15% performance fee.  After discussion, the Trustees concluded that the proposed fee is reasonable.

Profitability.  The Trustees reviewed the profitability analysis provided by V2 and noted modest anticipated profits for the first year in terms of estimated actual dollars to be earned.  After discussion, the Trustees concluded that profits would not be unreasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that based on the expense cap in place in connection with the advisory agreement, the lack of breakpoints was acceptable.

Conclusion.  Having requested and received such information from the Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the V2 Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that approval of the V2 Sub-Advisory Agreement is in the best interests the shareholders of the Funds.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-282-1100 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-282-1100

Investment Adviser

Genesis Capital, LLC

7191 Wagner Way NW, Suite 302

Gig Harbor, WA 98335

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 – $33,000

2012 – $33,000

(b)

Audit-Related Fees

2013 – None

2012 – None

(c)

Tax Fees

2013 – $4,000

2012 – $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $4,000

2012 - $4,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/9/13

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

9/9/13